Exhibit 10.2

GUARANTEE AND COLLATERAL AGREEMENT

made by

AAC HOLDINGS, INC., as Borrower

and certain Subsidiaries of Borrower

in favor of

CREDIT SUISSE AG, as Collateral Agent

dated as of June 30, 2017

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5.05	Changes in Locations, Name, Jurisdiction of Incorporation, etc.	25
5.06	Notices	26
5.07	Investment Property	26
5.08	Receivables	28
5.09	Commercial Tort Claims	28
5.10	Maintenance of Records	28
5.11	Maintenance of Equipment	28
5.12	Limitations on Dispositions of Collateral	28

SECTION 6.	REMEDIAL PROVISIONS	29

6.01	Certain Matters Relating to Receivables	29
6.02	Communications with Obligors; Grantors Remain Liable	29
6.03	Pledged Securities	30
6.04	Proceeds to be Turned over to Collateral Agent	31
6.05	Application of Proceeds	31
6.06	Code and Other Remedies	31
6.07	Registration Rights	33
6.08	Deficiency	34
6.09	Non-Judicial Enforcement	34

SECTION 7.	THE COLLATERAL AGENT	34

7.01	Collateral Agent’s Appointment as Attorney-in-Fact, etc.	34
7.02	Duty of Collateral Agent	36
7.03	Filing of Financing Statements	36
7.04	Authority of Collateral Agent	37
7.05	Appointment of Co-Collateral Agents	37

SECTION 8.	MISCELLANEOUS	37

8.01	Amendments in Writing	37
8.02	Notices	37
8.03	No Waiver by Course of Conduct; Cumulative Remedies	37
8.04	Enforcement Expenses; Indemnification	38
8.05	Successors and Assigns	38
8.06	Setoff	38
8.07	Counterparts	39
8.08	Severability	39
8.09	Section Headings	39
8.10	APPLICABLE LAW	39
8.11	Submission to Jurisdiction; Waivers	39
8.12	Acknowledgments	40
8.13	Additional Grantors	40
8.14	Termination of Security Interest	40
8.15	WAIVER OF JURY TRIAL	41
8.16	Reinstatement	41

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Exhibits:

Exhibit A	Form of Securities Account Control Agreement
Exhibit B	Form of Deposit Account Control Agreement
Exhibit C	Form of Trademark Security Agreement
Exhibit D	Form of Patent Security Agreement
Exhibit E	Form of Copyright Security Agreement
Exhibit F	Form of Uncertificated Securities Control Agreement

Annex:

Annex 1	Form of Assumption Agreement

Schedules:

Schedule 4.04	Required Filings and Other Actions Required to Perfect Security Interests
Schedule 4.05	Organizational Information
Schedule 4.06(a)	Location of Inventory and Equipment
Schedule 4.06(b)	Inventory, Goods and Equipment in Possession of Issuer of Negotiable Document
Schedule 4.08(a)	Description of Equity Instruments
Schedule 4.08(b)	Description of Pledged Debt Instruments
Schedule 4.08(c)	Description of Pledged Accounts
Schedule 4.10	Letter of Credit Rights
Schedule 4.11	Commercial Tort Claims
Schedule 8.02	Notice Addresses of Guarantors

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GUARANTEE AND COLLATERAL AGREEMENT dated as of June 30, 2017 made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the “Grantors”), in favor of CREDIT SUISSE AG, as collateral agent (in such capacity and together with its successors, the “Collateral Agent”) for the Secured Parties in connection with the Credit Agreement dated as of June 30, 2017 (as amended, restated, replaced, supplemented or otherwise modified from time to time, the “Credit Agreement”), among AAC HOLDINGS, INC., a Nevada corporation (the “Borrower”), the Lenders from time to time party thereto, CREDIT SUISSE AG, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and as Collateral Agent.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

WHEREAS, the Borrower is a member of an affiliated group of companies that includes each other Grantor;

WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrower to make valuable transfers to one or more of the other Grantors in connection with the operation of their respective businesses;

WHEREAS, the Borrower and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement; and

WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Collateral Agent for the ratable benefit of the Secured Parties;

NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent, the Collateral Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder and to induce the Qualified Counterparties to enter into Specified Hedge Agreements, each Grantor hereby agrees with the Collateral Agent, for the ratable benefit of the Secured Parties, as follows:

SECTION 1. DEFINED TERMS

1.01 Definitions. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms are used herein as defined in the New York UCC (and if defined in more than one Article of the New York UCC, such terms shall have the meanings given in Article 9 thereof): Accounts, Account Debtor, As-Extracted Collateral, Bank, Certificated Security, Chattel Paper, Commercial Tort Claim, Documents, Deposit Account, Electronic Chattel Paper, Entitlement Order, Equipment, Farm Products, Financial Asset,

Fixtures, General Intangibles, Goods, Instruments, Inventory, Letter of Credit, Letter of Credit Rights, Money, Payment Intangibles, Securities Account, Securities Intermediary, Security, Security Entitlement, Supporting Obligations, Tangible Chattel Paper, Uncertificated Security and Vehicles.

(b) The following terms shall have the following meanings:

“Administrative Agent” shall have the meaning assigned to such term in the preamble.

“Agent” shall mean each of the Administrative Agent and the Collateral Agent.

“Agreement” shall mean this Guarantee and Collateral Agreement, as the same may be amended, restated, supplemented, replaced or otherwise modified from time to time.

“Arrangers” shall have the meaning assigned to such term in the Credit Agreement.

“Borrower” shall have the meaning assigned to such term in the preamble.

“Borrower Obligations” shall mean the collective reference to the unpaid principal of and interest on (including interest accruing after the maturity of the Loans and reimbursement obligations in respect of amounts drawn under Letters of Credit and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Grantor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans and all other obligations and liabilities of the Grantors to any Agent, any Lender or, in case of Specified Hedge Agreements or Cash Management Obligations, any Qualified Counterparty, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with the Credit Agreement, any other Loan Document, the Letters of Credit, any Specified Hedge Agreement, in respect of any Cash Management Obligations or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, out-of-pocket fees, indemnities, costs, reasonable out-of-pocket expenses (including all fees, charges and disbursements of counsel to any Secured Party that are required to be paid by the Borrower pursuant to the terms of the Credit Agreement or any other Loan Document) or otherwise; provided that (i) obligations of the Borrower under any Specified Hedge Agreement or in respect of any Cash Management Obligations shall be secured and guaranteed pursuant to the Security Documents only to the extent that, and for so long as the other obligations set forth in this definition are so secured and guaranteed, (ii) any release of Collateral or Guarantors effected in the manner permitted by the Credit Agreement or any other Loan Document shall not require the consent of holders of Cash Management Obligations or obligations under Specified Hedge Agreements, (iii) the amount of secured obligations under any Specified Hedge Agreements shall not exceed the net amount, including any net termination payments, that would be required to be paid to the Qualified Counterparty on the date of termination of such Specified Hedge Agreement and (iv) the amount of Cash Management Obligations of the Borrower and the Guarantors secured by the Collateral shall not exceed $10,000,000 at any time; provided that, solely with respect to any guarantee provided herein by any applicable Guarantor in respect of any Specified Hedge Agreement, such guarantee and the Borrower Obligations shall exclude all Excluded Swap Obligations of such Guarantor.

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“Cash Management Obligations” shall mean all obligations in respect of (i) any overdraft and related liabilities arising from treasury, depositary and cash management services or any automated clearing house transfers of funds and (ii) purchase card obligations and credit card obligations.

“Collateral” shall have the meaning assigned to such term in Section 3.

“Collateral Account” shall mean any collateral account established by the Collateral Agent as provided in Section 6.01 or 6.04 of this Agreement or Section 2.22(j) of the Credit Agreement.

“Collateral Account Funds” shall mean, collectively, the following: all funds (including all trust monies), investments (including all Permitted Investments) credited to, or purchased with funds from, any Collateral Account and all certificates and instruments from time to time representing or evidencing such investments; all notes, certificates of deposit, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Collateral Agent for or on behalf of any Grantor in substitution for, or in addition to, any or all of the Collateral; and all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the items constituting Collateral.

“Collateral Agent” shall have the meaning assigned to such term in the preamble.

“Collateral Support” shall mean all property (real or personal) assigned, hypothecated or otherwise securing any Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.

“Commodity Exchange Act” shall mean the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Contracts” shall mean all written contracts and agreements between any Grantor and any other Person (in each case, whether third party or intercompany) as the same may be amended, extended, restated, supplemented, replaced or otherwise modified from time to time including (i) all rights of any Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of any Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect thereto, (iii) all rights of any Grantor to damages arising thereunder and (iv) all rights of any Grantor to terminate and to perform and compel performance of, such contracts and to exercise all remedies thereunder.

“Control” shall mean: (1) with respect to any Deposit Accounts, control within the meaning of Section 9-104 of the UCC, (2) with respect to any Securities Accounts or Security Entitlements, control within the meaning of Section 9-106 of the UCC, (3) with respect to any Uncertificated Securities, control within the meaning of Section 8-106(c) of the UCC, (4) with respect to any Certificated Securities, control within the meaning of Section 8-106(a)

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or 8-106(b) of the UCC, (5) with respect to any Electronic Chattel Paper, control within the meaning of Section 9-105 of the UCC, (6) with respect to Letter of Credit Rights, control within the meaning of Section 9-107 of the UCC and (7) with respect to any “transferable record” (as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction), control within the meaning of Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or in Section 16 of the Uniform Electronic Transactions Act as in effect in the jurisdiction relevant to such transferable record.

“Copyright Licenses” shall mean all agreements, licenses and covenants providing for the granting of any right in or to any Copyright or otherwise providing for a covenant not to sue for infringement or other violation of any Copyright, including those in which a Grantor is a licensor or licensee thereunder.

“Copyrights” shall mean (i) all copyrights arising under the laws of the United States, any other country, or union of countries, or any political subdivision of any of the foregoing, whether registered or unregistered and whether published or unpublished (including the registered copyrights and applications listed in Schedule 3.27(a) to the Credit Agreement (as such schedule may be amended or supplemented from time to time)), all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office, (ii) the right to, and to obtain, all extensions and renewals thereof, and the right to sue or otherwise recover for past, present and future infringements or other violations of any of the foregoing, (iii) all Proceeds of the foregoing, including license fees, royalties, income, payments, claims, damages, and proceeds of suit, and (iv) all other rights accruing thereunder or pertaining thereto throughout the world.

“Credit Agreement” shall have the meaning assigned to such term in the preamble.

“Dollars” or “$” shall mean lawful money of the United States of America.

“Excluded Assets” shall mean (i) (a) fee owned real property (or any interest in real property) with an aggregate fair market value (in the Borrower’s reasonable good faith determination) less than $15,000,000 to the extent acquired subsequent to the Closing Date, but provided that any individual parcel of fee owned real property (or any interest in real property) with a fair market value (in the Borrower’s reasonable good faith determination) greater than $5,000,000 acquired subsequent to the Closing Date shall be so pledged, (b) the Healthcare Facilities set forth on Schedule 6.03 and (c) all real property leasehold interests (provided that the Borrower may, in its sole discretion, elect to grant a Mortgage over any fee owned real property (or any interest in real property) in accordance with Section 5.12 of the Credit Agreement), (ii) all cars, trucks, trailers, construction, special purpose and other Vehicles and Equipment covered by a certificate of title of any state or of the United States of America and all appurtenants to any of the foregoing, (iii) Commercial Tort Claims in an aggregate amount not to exceed $1,000,000 individually or $2,000,000 in the aggregate, (iv) any lease, license, Contract, property rights or agreement to which the Grantor is a party or any of its rights or interests thereunder if and for so long as the grant of such security interest shall constitute or result in (A) a violation of any law, rule or regulation applicable to such Grantor, (B) the abandonment,

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invalidation or unenforceability of any right, title or interest of the Grantor therein or (C) a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract, property rights or agreement (other than to the extent that any such term is rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity), provided, however, that such security interest shall attach immediately and automatically at such time as the contractual or legal prohibition causing such abandonment, invalidation, unenforceability or violation shall not longer be applicable or shall be remedied and to the extent severable, shall attach immediately to any portion of such lease, license, Contract, property rights or agreement that does not result in any of the consequences specified in (A), (B) or (C) above, (v) Farm Products and As-Extracted Collateral, (vi) Excluded Equity Interests, (vii) fixed or capital assets owned by such Grantor that are subject to a purchase money Lien or a Capital Lease Obligation (in each case, to the extent permitted by the Credit Agreement) if the contractual agreement pursuant to which such Lien is granted (or in the document providing for such Capital Lease Obligation) prohibits or expressly requires the consent (which consent has not been obtained after the exercise of reasonable efforts) of any Person (other than any Grantor or its Affiliates) as a condition to the creation of any other Lien on such assets and (viii) any assets if, in the judgment of the Collateral Agent, the costs of creating or perfecting such pledges or security interests in such assets (including any mortgage, stamp or other tax) are excessive in relation to the benefits to the Lenders.

“Excluded Equity Interests” shall mean (1) Equity Interests of a Foreign Subsidiary if such pledge or security interest would constitute an investment of earnings in United States property under Section 956 (or a successor provision) of the Code; provided that this clause (iii) shall not apply to (A) Voting Equity Interests of any Subsidiary which is (x) a first-tier controlled foreign corporation (as defined in Section 957(a) (or a successor provision) of the Code) or (y) a Domestic Subsidiary that is treated as a Foreign Subsidiary pursuant to this paragraph, in each case, representing 65% of the total voting power of all outstanding Voting Equity Interests of such Subsidiary and (B) 100% of the Equity Interests not constituting Voting Equity Interests of any such Subsidiary, except that any such Equity Interests constituting “stock entitled to vote” within the meaning of Treasury Regulation Section 1.956-2(c)(2) (or a successor provision) shall be treated as Voting Equity Interests for purposes of this definition and (2) Equity Interests of a Controlled Physician Affiliate not owned or hereafter acquired by any Grantor. Solely for purposes of this definition, a “Domestic Subsidiary” shall be treated as a Foreign Subsidiary if substantially all of the assets of such Domestic Subsidiary are Equity Interests in Foreign Subsidiaries.

“Excluded Swap Obligation” shall mean, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the guarantee of such Guarantor or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guarantee or security interest is or becomes illegal.

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“General Intangibles” shall mean all “general intangibles” as such term is defined in Article 9 of the New York UCC and, in any event, including with respect to any Grantor, all rights of such Grantor to receive any tax refunds, all Hedging Agreements and all contracts, agreements, instruments and indentures and all licenses, permits, concessions, franchises and authorizations issued by Governmental Authorities in any form, and portions thereof, to which such Grantor is a party or under which such Grantor has any right, title or interest or to which such Grantor or any property of such Grantor is subject, as the same may from time to time be amended, supplemented, replaced or otherwise modified, including (i) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect thereto, (iii) all rights of such Grantor to damages arising thereunder and (iv) all rights of such Grantor to terminate and to perform and compel performance and to exercise all remedies thereunder.

“Government Contract” shall mean any Contract of a Grantor with any Governmental Authority.

“Government Receivable” shall mean any Receivable of a Grantor pursuant to or in connection with a Government Contract.

“Grantors” shall have the meaning assigned to such term in the preamble.

“Guarantor Obligations” shall mean with respect to any Guarantor, all obligations and liabilities of such Guarantor, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under or in connection with this Agreement (including Section 2) or any other Loan Document to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, out-of-pocket fees, indemnities, costs and expenses (including all fees and disbursements of counsel to any Secured Party that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Loan Document) or otherwise; provided that (i) obligations of any Grantor under any Specified Hedge Agreement or in respect of any Cash Management Obligations shall be secured and guaranteed pursuant to the Security Documents only to the extent that, and for so long as the other obligations set forth in this definition are so secured and guaranteed, (ii) any release of Collateral or Guarantors effected in the manner permitted by the Credit Agreement or any other Loan Document shall not require the consent of holders of obligations under Specified Hedge Agreements or holders of any Cash Management Obligations, (iii) the amount of secured obligations under any Specified Hedge Agreements shall not exceed the net amount, including any net termination payments, that would be required to be paid to the Qualified Counterparty on the date of termination of such Specified Hedge Agreement and (iv) the amount of Cash Management Obligations of the Borrower and the Guarantors secured by the Collateral shall not exceed $10,000,000; provided that, solely with respect to any guarantee provided herein by any applicable Guarantor in respect of any Specified Hedge Agreement, such guarantee and the Guarantor Obligations shall exclude all Excluded Swap Obligations of such Guarantor.

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“Guarantors” shall mean the collective reference to each Grantor other than the Borrower.

“Immaterial Intellectual Property” shall mean Intellectual Property that (x) is not used or useful in, or material to, the business of any Grantor and (y) has no commercial value individually or in the aggregate.

“Insurance” shall mean all property and casualty insurance policies covering any or all of the Collateral (regardless of whether the Collateral Agent is the loss payee thereof).

“Intellectual Property” shall mean the collective reference to all rights, priorities and privileges relating to any intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks, Trademark Licenses, Trade Secrets and Trade Secret Licenses, together with URLs, domain names, content of websites and databases, and all rights to sue at law or in equity for any past, present and future infringement or other violation of rights therein, including the right to receive all Proceeds therefrom, including license fees, royalties, income, payments, claims, damages and proceeds of suit for any past, present or future infringement, misappropriation, dilution or other violation thereof now or hereafter due and/or payable with respect thereto.

“Intellectual Property Collateral” shall mean that portion of the Collateral that constitutes Intellectual Property.

“Investment Property” shall mean the collective reference to (i) all “investment property” as such term is defined in Section 9-102(a)(49) of the New York UCC including all Certificated Securities and Uncertificated Securities, all Security Entitlements and all Securities Accounts, (ii) security entitlements, in the case of any United States Treasury book-entry securities, as defined in 31 C.F.R. section 357.2, or, in the case of any United States federal agency book-entry securities, as defined in the corresponding United States federal regulations governing such book-entry securities, and (iii) whether or not otherwise constituting “investment property,” all Pledged Notes, all Pledged Equity Interests and all Pledged Security Entitlements.

“Issuers” shall mean the collective reference to each issuer of a Pledged Security.

“Material Intellectual Property” shall mean Intellectual Property included in the Collateral that is material to the business of a Grantor or is otherwise of material value.

“New York UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.

“Obligations” shall mean (i) in the case of the Borrower, the Borrower Obligations, and (ii) in the case of each Guarantor, its Guarantor Obligations; provided that, solely with respect to any guarantee provided herein by any applicable Guarantor in respect of any Specified Hedge Agreement, such guarantee and the Obligations shall exclude all Excluded Swap Obligations of such Guarantor.

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“Patent License” shall mean all agreements, licenses and covenants providing for the granting of any right in or to any Patent, or otherwise providing for a covenant not to sue for infringement or other violation of any Patent, including those in which a Grantor is a licensor or licensee thereunder, including any of the foregoing listed in Schedule 3.27(a) to the Credit Agreement (as such schedule may be amended or supplemented from time to time).

“Patents” shall mean (i) all letters of patent of the United States, any other country, union of countries or any political subdivision of any of the foregoing, all reissues and extensions thereof, including any of the foregoing listed in Schedule 3.27(a) to the Credit Agreement (as such schedule may be amended or supplemented from time to time), (ii) all applications for letters of patent of the United States or any other country or union of countries or any political subdivision of any of the foregoing and all divisions, continuations and continuations-in-part thereof, including any of the foregoing listed in Schedule 3.27(a) to the Credit Agreement (as such schedule may be amended or supplemented from time to time), (iii) all rights to, and to obtain, any reissues or extensions of the foregoing, (iv) all Proceeds of the foregoing, including license fees, royalties, income, payments, claims, damages and proceeds of suit now or hereafter due and/or payable with respect thereto, (v) the right to sue or otherwise recover for any past, present and future infringement or other violation thereof, and (vi) all other rights accruing thereunder or pertaining thereto throughout the world.

“Payment in Full of the Obligations” shall mean the unconditional, final and irrevocable payment in full, in immediately available funds, of all of the Borrower Obligations or the Guarantor Obligations, as the case may be, in each case, unless otherwise specified, other than (i) Obligations in respect of any Specified Hedge Agreement or any outstanding Letters of Credit (as defined in the Credit Agreement), (ii) indemnification and other contingent obligations not then due and payable, and (iii) cash collateralization of any outstanding Letters of Credit (as defined in the Credit Agreement), in each case, in amounts and pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and the Issuing Bank and the termination or expiration of all commitments to extend credit under the Credit Agreement. The expressions “payment in full,” “paid in full” and any other similar terms or phrases when used herein or in any other document with respect to the Borrower Obligations or the Guarantor Obligations shall have the correlative meanings.

“Pledged Alternative Equity Interests” shall mean all interests of any Grantor in participation or other interests in any equity or profits of any business entity and the certificates, if any, representing such interests and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such interests and any other warrant, right or option to acquire any of the foregoing; provided, however, that Pledged Alternative Equity Interests shall not include any Pledged Stock, Pledged Partnership Interests, Pledged LLC Interests or Pledged Trust Interests.

“Pledged Debt Securities” shall mean all debt securities now owned or hereafter acquired by any Grantor, including the debt securities listed on Schedule 4.08(b) (as such schedule may be amended or supplemented from time to time), together with any other certificates, options, rights or security entitlements of any nature whatsoever in respect of the debt securities of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect.

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“Pledged Equity Interests” shall mean all Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests, Pledged Trust Interests and Pledged Alternative Equity Interests.

“Pledged LLC Interests” shall mean all interests of any Grantor now owned or hereafter acquired in any limited liability company (other than Excluded Equity Interests), including all limited liability company interests listed on Schedule 4.08(a) hereto under the heading “Pledged LLC Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such limited liability company interests and any interest of such Grantor on the books and records of such limited liability company and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such limited liability company interests and any other warrant, right or option to acquire any of the foregoing.

“Pledged Notes” shall mean all promissory notes now owned or hereafter acquired by any Grantor, including those listed on Schedule 4.08(b) (as such schedule may be amended or supplemented from time to time).

“Pledged Partnership Interests” shall mean all interests of any Grantor now owned or hereafter acquired in any general partnership, limited partnership, limited liability partnership or other partnership (other than Excluded Equity Interests), including all partnership interests listed on Schedule 4.08(a) hereto under the heading “Pledged Partnership Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such partnership interests and any interest of such Grantor on the books and records of such partnership and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such partnership interests and any other warrant, right or option to acquire any of the foregoing.

“Pledged Securities” shall mean the collective reference to the Pledged Debt Securities, the Pledged Notes and the Pledged Equity Interests.

“Pledged Security Entitlements” shall mean all Security Entitlements with respect to the Financial Assets listed on Schedule 4.08(c) (as such schedule may be amended from time to time) and all other Security Entitlements of any Grantor.

“Pledged Stock” shall mean all shares of capital stock now owned or hereafter acquired by any Grantor (other than Excluded Equity Interests), including all shares of capital stock listed on Schedule 4.08(a) hereto under the heading “Pledged Stock” (as such schedule may be amended or supplemented from time to time), and the certificates, if any, representing such shares and any interest of such Grantor in the entries on the books of the issuer of such shares and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares and any other warrant, right or option to acquire any of the foregoing.

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“Pledged Trust Interests” shall mean all interests of any Grantor now owned or hereafter acquired in a Delaware business trust or other trust (other than Excluded Equity Interests), including all trust interests listed on Schedule 4.08(a) hereto under the heading “Pledged Trust Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such trust interests and any interest of such Grantor on the books and records of such trust or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such trust interests and any other warrant, right or option to acquire any of the foregoing.

“Proceeds” shall mean all “proceeds” as such term is defined in Section 9-102(a)(64) of the New York UCC and, in any event, shall include all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto.

“Qualified Counterparty” shall mean, (a) with respect to any Specified Hedge Agreement, any counterparty thereto that, at the time such Specified Hedge Agreement was entered into, was a Lender, an Agent, an Arranger or an Affiliate of a Lender, an Agent or an Arranger and (b) with respect to any Cash Management Obligations, any counterparty to whom such Cash Management Obligations are owed that, at the time such Cash Management Obligations were incurred, was a Lender, an Agent, an Arranger or an Affiliate of a Lender, an Agent or an Arranger.

“Qualified ECP Guarantor” shall mean, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Receivable” shall mean all Accounts and any other right to payment for goods or other property sold, leased, licensed or otherwise disposed of or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper or classified as a Payment Intangible and whether or not it has been earned by performance. References herein to Receivables shall include any Supporting Obligation or collateral securing such Receivable.

“Secured Parties” shall mean, collectively, the Arrangers, the Administrative Agent, the Collateral Agent, the Lenders and, with respect to any Specified Hedge Agreement, any Qualified Counterparty that has agreed to be bound by the provisions of Article VIII of the Credit Agreement as if it were a Lender party thereto; provided that no Qualified Counterparty shall have any rights in connection with the management or release of any Collateral or the obligations of any Guarantor under this Agreement or any other Loan Document.

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“Securities Act” shall mean the Securities Act of 1933, as amended.

“Specified Hedge Agreement” shall mean any Hedging Agreement (a) entered into by (i) any Grantor and (ii) any Qualified Counterparty and (b) which has been designated by such Qualified Counterparty and the Borrower, by notice to the Collateral Agent not later than 90 days after the execution and delivery thereof by such Grantor and such Qualified Counterparty, as a Specified Hedge Agreement; provided that the designation of any Hedging Agreement as a Specified Hedge Agreement shall not create in favor of the Qualified Counterparty party to such Hedging Agreement any rights in connection with the management or release of any Collateral or of the obligations of any Guarantor under this Agreement or any other Loan Document.

“Swap Obligation” shall mean, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

“Trade Secret License” shall mean all agreements, licenses and covenants providing for the granting of any right in or to any Trade Secret, or otherwise providing for a covenant not to sue for misappropriation or other violation of any Trade Secret, including those in which a Grantor is a licensor or licensee thereunder.

“Trade Secrets” shall mean all trade secrets and all other confidential or proprietary information and know-how as defined under the Uniform Trade Secret Act, and with respect to any and all of the foregoing: (i) the right to sue or otherwise recover for any past, present and future misappropriation or other violation thereof, (ii) all Proceeds of the foregoing, including license fees, royalties, income, payments, claims, damages and proceeds of suit now or hereafter due and/or payable with respect thereto, and (iii) all other rights accruing thereunder or pertaining thereto throughout the world.

“Trademark License” shall all agreements, licenses and covenants providing for the granting of any right in or to any Trademark, or otherwise providing for a covenant not to sue for infringement, dilution or other violation of any Trademark.

“Trademarks” shall mean (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress, service marks, certification marks, collective marks, logos, designs and other source or business identifiers, all registrations and recordings thereof, and all applications in connection therewith (except for any application that is pending and filed on an intent-to-use basis), whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country, union of countries, or any political subdivision of any of the foregoing, or otherwise, and all common-law rights related thereto, including any of the foregoing listed in Schedule 3.27(a) to the Credit Agreement (as such schedule may be amended or supplemented from time to time), (ii) the right to, and to obtain, all renewals thereof, (iii) the goodwill of the business connected with the use of and symbolized by the foregoing, (iv) general intangibles of a like nature, (v) the right to sue or otherwise recover for any past, present and future infringement, or dilution or other violation of any of the foregoing or for any injury to goodwill, and all Proceeds of the foregoing, including license fees, royalties, income, payments, claims, damages and proceeds of suit now or hereafter due and/or payable with respect thereto, and (vi) all other rights accruing thereunder or pertaining thereto throughout the world.

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1.02 Other Definitional Provisions. (a) The words “hereof,” “herein,” “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to the specific provisions of this Agreement unless otherwise specified.

(b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(c) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to the property or assets such Grantor has granted as Collateral or the relevant part thereof.

(d) The words “include,” “includes” and “including,” and words of similar import, shall not be limiting and shall be deemed to be followed by the phrase “without limitation.”

(e) All references to the Lenders herein shall, where appropriate, include any Lender, the Administrative Agent, the Collateral Agent, any Arranger or any Qualified Counterparty.

SECTION 2. GUARANTEE

2.01 Guarantee.

(a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees, as primary obligor and not merely as surety, to the Collateral Agent, for the ratable benefit of the Secured Parties and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise, including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)) of the Borrower Obligations.

(b) If and to the extent required in order for the Obligations of any Guarantor to be enforceable under applicable federal, state and other laws relating to the insolvency of debtors, the maximum liability of such Guarantor hereunder shall be limited to the greatest amount which can lawfully be guaranteed by such Guarantor under such laws, after giving effect to any rights of contribution, reimbursement and subrogation arising under Section 2.02. Each Guarantor acknowledges and agrees that, to the extent not prohibited by applicable law, (i) such Guarantor (as opposed to its creditors, representatives of creditors or bankruptcy trustee, including such Guarantor in its capacity as debtor in possession exercising any powers of a bankruptcy trustee) has no personal right under such laws to reduce, or request any judicial relief that has the effect of reducing, the amount of its liability under this Agreement, (ii) such Guarantor (as opposed to its creditors, representatives of creditors or bankruptcy trustee, including such Guarantor in its capacity as debtor in possession exercising any powers of a bankruptcy trustee) has no personal right to enforce the limitation set forth in this Section 2.01(b)

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or to reduce, or request judicial relief reducing, the amount of its liability under this Agreement, and (iii) the limitation set forth in this Section 2.01(b) may be enforced only to the extent required under such laws in order for the obligations of such Guarantor under this Agreement to be enforceable under such laws and only by or for the benefit of a creditor, representative of creditors or bankruptcy trustee of such Guarantor or other Person entitled, under such laws, to enforce the provisions thereof.

(c) Each Guarantor agrees that the Borrower Obligations may at any time and from time to time be incurred or permitted in an amount exceeding the maximum liability of such Guarantor under Section 2.01(b) without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of any Secured Party hereunder.

(d) The guarantee contained in this Section 2 shall remain in full force and effect until Payment in Full of the Obligations, notwithstanding that from time to time during the term of the Credit Agreement the Borrower may be free from any Borrower Obligations.

(e) No payment made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by any Secured Party from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Borrower Obligations or any payment received or collected from such Guarantor in respect of the Borrower Obligations), remain liable for the Borrower Obligations up to the maximum liability of such Guarantor hereunder until the Payment in Full of the Obligations.

2.02 Rights of Reimbursement, Contribution and Subrogation. In case any payment is made on account of the Obligations by any Grantor or is received or collected on account of the Obligations from any Grantor or its property:

(a) If such payment is made by the Borrower or from its property, then, if and to the extent such payment is made on account of Obligations arising from or relating to a Loan or other extension of credit made to the Borrower or a Letter of Credit (as defined in the Credit Agreement) issued for the account of the Borrower, the Borrower shall not be entitled (i) to demand or enforce reimbursement or contribution in respect of such payment from any other Grantor or (ii) to be subrogated to any claim, interest, right or remedy of any Secured Party against any other Person, including any other Grantor or its property.

(b) If such payment is made by a Guarantor or from its property, such Guarantor shall be entitled, subject to and upon the Payment in Full of the Obligations, (i) to demand and enforce reimbursement for the full amount of such payment from the Borrower and (ii) to demand and enforce contribution in respect of such payment from each other Guarantor that has not paid its proportionate share of such payment, as necessary to ensure that (after giving effect to any enforcement of reimbursement rights provided hereby) each Guarantor pays its proportionate share of the unreimbursed portion of such payment. For this purpose, the proportionate share of each Guarantor as to any unreimbursed payment shall be determined based on an equitable apportionment of such unreimbursed payment among all Guarantors based on the relative value of their assets and any other equitable considerations deemed appropriate by a court of competent jurisdiction.

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(c) If and whenever (after the Payment in Full of the Obligations) any right of reimbursement or contribution becomes enforceable by any Grantor against any other Grantor under Sections 2.02(a) and 2.02(b), such Grantor shall be entitled, subject to and upon the Payment in Full of the Obligations, to be subrogated (equally and ratably with all other Grantors entitled to reimbursement or contribution from any other Grantor as set forth in this Section 2.02) to any security interest that may then be held by the Collateral Agent upon any Collateral granted to it in this Agreement. Such right of subrogation shall be enforceable solely against the Grantors, and not against the Secured Parties, and neither the Collateral Agent nor any other Secured Party shall have any duty whatsoever to warrant, ensure or protect any such right of subrogation or to obtain, perfect, maintain, hold, enforce or retain any Collateral for any purpose related to any such right of subrogation. If subrogation is demanded by any Grantor, then (after the Payment in Full of the Obligations) the Collateral Agent shall deliver to the Grantors making such demand, or to a representative of such Grantors or of the Grantors generally, an instrument reasonably satisfactory to the Collateral Agent transferring, on a quitclaim basis without any recourse, representation, warranty or obligation whatsoever, whatever security interest the Collateral Agent then may hold in whatever Collateral may then exist that was not previously released or disposed of by the Collateral Agent.

(d) All rights and claims arising under this Section 2.02 or based upon or relating to any other right of reimbursement, indemnification, contribution or subrogation that may at any time arise or exist in favor of any Grantor as to any payment on account of the Obligations made by it or received or collected from its property shall be fully subordinated in all respects to the prior Payment in Full of the Obligations. Until the Payment in Full of the Obligations, no Grantor shall demand or receive any collateral security, payment or distribution whatsoever (whether in cash, property or securities or otherwise) on account of any such right or claim. If any such payment or distribution is made or becomes available to any Grantor in any bankruptcy case or receivership, insolvency or liquidation proceeding, such payment or distribution shall be delivered by the Person making such payment or distribution directly to the Collateral Agent, for application to the payment of the Obligations. If any such payment or distribution is received by any Grantor, it shall be held by such Grantor in trust, as trustee of an express trust for the benefit of the Secured Parties, and shall forthwith be transferred and delivered by such Grantor to the Collateral Agent, in the exact form received and, if necessary, duly endorsed.

(e) The obligations of the Grantors under the Loan Documents, including their liability for the Obligations and the enforceability of the security interests granted thereby, are not contingent upon the validity, legality, enforceability, collectibility or sufficiency of any right of reimbursement, contribution or subrogation arising under this Section 2.02. The invalidity, insufficiency, unenforceability or uncollectibility of any such right shall not in any respect diminish, affect or impair any such obligation or any other claim, interest, right or remedy at any time held by any Secured Party against any Guarantor or its property. The Secured Parties make no representations or warranties in respect of any such right and shall have no duty to assure, protect, enforce or ensure any such right or otherwise relating to any such right.

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(f) Each Grantor reserves any and all other rights of reimbursement, contribution or subrogation at any time available to it as against any other Grantor, but (i) the exercise and enforcement of such rights shall be subject to Section 2.02(d) and (ii) neither the Collateral Agent nor any other Secured Party shall ever have any duty or liability whatsoever in respect of any such right, except as provided in Section 2.02(c).

2.03 Amendments, etc. with Respect to the Borrower Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Borrower Obligations made by any Secured Party may be rescinded by such Secured Party and any of the Borrower Obligations continued, and the Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, increased, extended, amended, modified, accelerated, compromised, waived, surrendered or released by any Secured Party, in each case, subject to the applicable requirements of the Credit Agreement and the other Loan Documents and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the parties thereto may deem reasonably necessary from time to time, and any collateral security, guarantee or right of offset at any time held by any Secured Party for the payment of the Borrower Obligations may be sold, exchanged, waived, surrendered or released. No Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Borrower Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

2.04 Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by any Secured Party upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Borrower Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. To the extent permitted by applicable law, each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Borrower Obligations. Each Guarantor understands and agrees that the guarantee contained in this Section 2 may be construed as a continuing, absolute and unconditional guarantee of payment (not merely of collection) and performance without regard to (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance hereunder) which may at any time be available to or be asserted by the Borrower or any other Person against any

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Secured Party, or (c) to the extent permitted by applicable law, any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Borrower Obligations, of such Guarantor under the guarantee contained in this Section 2 or of the obligations of any other guarantor or surety, in each case in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, any Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Borrower Obligations or any right of offset with respect thereto, and any failure by any Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any Secured Party against any Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

2.05 Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations is rescinded or must otherwise be restored or returned by any Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

2.06 Payments. Guarantors hereby jointly and severally agree that upon failure of the Borrower to pay any of the Borrower Obligations when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (in each case, subject to the applicable grace periods set forth in the Credit Agreement and the other Loan Documents) (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)), payments hereunder will be paid to the Collateral Agent promptly upon demand by the Administrative Agent without set-off or counterclaim in Dollars in immediately available funds at the office of the Collateral Agent as specified in the Credit Agreement.

2.07 Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under the guarantee contained in this Section 2 in respect of Swap Obligations; provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 2.07 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 2.07, or otherwise under the guarantee contained in this Section 2, as it relates to such other Loan Party, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. The obligations of each Qualified ECP Guarantor under this Section 2.07 shall remain in full force and effect until the Payment in Full of the Obligations. Each Qualified ECP Guarantor intends that this Section 2.07 constitute, and this Section 2.07 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

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SECTION 3. GRANT OF SECURITY INTEREST; CONTINUING LIABILITY UNDER COLLATERAL

3.01 Grant of Security Interest. Each Grantor hereby pledges, assigns, transfers and grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in all of the personal property of such Grantor, including the following property, in each case, wherever located and now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor’s Obligations:

(a) all Accounts;

(b) all Chattel Paper;

(c) all Collateral Accounts and all Collateral Account Funds;

(d) all Commercial Tort Claims from time to time specifically described on Schedule 4.11;

(e) all Contracts;

(f) all Deposit Accounts;

(g) all Documents;

(h) all Equipment;

(i) all Fixtures;

(j) all General Intangibles;

(k) all Goods;

(l) all Instruments;

(m) all Insurance;

(n) all Intellectual Property;

(o) all Inventory;

(p) all Investment Property;

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(q) all Letters of Credit and Letter of Credit Rights;

(r) all Money;

(s) all Receivables and Receivables Records;

(t) all Securities Accounts;

(u) all books, records, ledger cards, files, correspondence, customer lists, supplier lists, blueprints, technical specifications, manuals, computer software and related documentation, computer printouts, tapes, disks and other electronic storage media and related data processing software and similar items that at any time pertain to or evidence or contain information relating to any of the Collateral or are otherwise reasonably necessary in the collection thereof or realization thereupon; and

(v) to the extent not otherwise included, all other property, whether tangible or intangible, of the Grantor and all Proceeds, products, accessions, rents and profits of any and all of the foregoing and all Collateral Support, Supporting Obligations and guarantees given by any Person with respect to any of the foregoing;

provided that, notwithstanding any other provision set forth in this Section 3.01, this Agreement shall not, at any time, constitute a grant of a security interest in any property that is, at such time, (i) an Excluded Asset or (ii) an “intent-to-use” application to register a Trademark in the U.S. Patent and Trademark Office pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, solely to the extent, if any, that, and solely during the period, if any, in which the grant of a security interest therein would impair the validity or enforceability of any registration that issues from such “intent-to-use” application under federal law; provided that at such a time a Statement of Use or Amendment to Allege Use is filed therein such Trademark application shall be considered automatically included in the Collateral.

3.02 Transfer of Pledged Securities. All certificates and instruments representing or evidencing the Pledged Equity Interests shall be delivered to and held pursuant hereto by the Collateral Agent or a Person designated by the Collateral Agent and, in the case of an instrument or certificate in registered form, shall be duly indorsed to the Collateral Agent or in blank by an effective indorsement (whether on the certificate or instrument or on a separate writing), and accompanied by any required transfer tax stamps to effect the pledge of the Pledged Equity Interests to the Collateral Agent. Notwithstanding the preceding sentence, all Pledged Equity Interests must be delivered or transferred in such manner, and each Grantor shall take all such further action as may be reasonably requested by the Collateral Agent, as to permit the Collateral Agent to be a “protected purchaser” to the extent of its security interest as provided in Section 8-303 of the New York UCC (if the Collateral Agent otherwise qualifies as a protected purchaser).

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3.03 Control Requirements.

(a) With respect to any Deposit Accounts, Securities Accounts and Security Entitlements included in the Collateral, each Grantor shall take all steps required or reasonably necessary to ensure that the Collateral Agent has Control thereof; provided, however, that such Control requirement shall not apply to any (i) Deposit Accounts (x) with a value of less than $1,000,000 individually or $2,000,000 in the aggregate or (y) used solely as a tax or payroll account, escrow account, trust account, flexible spending benefit account, and other similar accounts maintained for employee or employer liabilities in favor of an employee (including, without limitation, 401k contributions, employee stock purchase plan deductions and employee benefits), in each case maintained in the ordinary course of business consistent with past practices and (ii) Securities Accounts or Security Entitlements with a value of less than, or having funds or other assets credited thereto with a value of less than $1,000,000 individually or $2,000,000 in the aggregate. With respect to any Securities Accounts or Securities Entitlements, such Control shall be accomplished by the applicable Grantor causing the Securities Intermediary maintaining such Securities Account or Security Entitlement to enter into an agreement substantially in the form of Exhibit A (or such other agreement in form and substance reasonably satisfactory to the Collateral Agent) pursuant to which the Securities Intermediary shall agree, upon the occurrence and during the continuance of an Event of Default, to comply with the Collateral Agent’s Entitlement Orders without further consent by such Grantor. With respect to any Deposit Account, each Grantor shall cause the depositary institution maintaining such account to enter into an agreement substantially in the form of Exhibit B (or such other agreement in form and substance reasonably satisfactory to the Collateral Agent), pursuant to which the Bank shall agree, upon the occurrence and during the continuance of an Event of Default, to comply with the Collateral Agent’s instructions with respect to disposition of funds in the Deposit Account without further consent by such Grantor.

(b) With respect to any Uncertificated Security included in the Collateral (other than any Uncertificated Securities credited to a Securities Account), each Grantor shall cause the Issuer of such Uncertificated Security to either (i) register the Collateral Agent as the registered owner thereof on the books and records of the Issuer or (ii) execute an agreement substantially in the form of Exhibit F (or such other agreement in form and substance reasonably satisfactory to the Collateral Agent), pursuant to which such Issuer agrees, upon the occurrence and during the continuance of an Event of Default, to comply with the Collateral Agent’s instructions with respect to such Uncertificated Security without further consent by such Grantor.

(c) With respect to any Letter of Credit Rights included in the Collateral (other than any Letter of Credit Rights constituting a Supporting Obligation for a Receivable in which the Collateral Agent has a valid and perfected security interest), Grantor shall take all steps required or reasonably necessary to ensure that Collateral Agent has Control thereof by obtaining the written consent of each issuer of each related letter of credit to the assignment of the proceeds of such letter of credit to the Collateral Agent; provided, however, that such Control requirement shall not apply to any Letter of Credit Rights having a face amount of less than $1,000,000 individually or $2,000,000 in the aggregate.

(d) With respect to any Electronic Chattel Paper or “transferable record” (as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction) included in the Collateral, Grantor shall ensure that the Collateral Agent has Control thereof; provided, however, that such Control requirement shall not apply to any Electronic Chattel Paper or transferable record having a face amount of less than $1,000,000 individually or $2,000,000 in the aggregate.

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3.04 Intellectual Property Recording Requirements. In the case of any Collateral (whether now owned or hereafter acquired) consisting of issued U.S. Patents and applications therefor, registered U.S. Trademarks and non-intent-to-use-based applications therefor and registered U.S. Copyrights and exclusive Copyright Licenses in respect of registered U.S. Copyrights for which any Grantor is the licensee, in each case, other than Immaterial Intellectual Property, each Grantor shall execute and deliver to the Collateral Agent an Intellectual Property Security Agreement substantially in the form of Exhibit C, Exhibit D or Exhibit E (or a supplement thereto), as applicable, covering all such Patents, Trademarks, and Copyrights and Copyright Licenses in appropriate form for recordation with the U.S. Patent and Trademark Office and the U.S. Copyright Office with respect to the security interest of the Collateral Agent.

3.05 Timing and Notice. With respect to any Collateral in existence on the Closing Date, each Grantor shall comply with the requirements of Sections 3.02, 3.03 and 3.04 on the date hereof and, with respect to any Collateral hereafter owned or acquired, such Grantor shall (a), in the case of Sections 3.03 and 3.04 and while an Event of Default shall not have occurred and be continuing, comply with such requirements of Section 5.13 of the Credit Agreement and (b), in the case of Section 3.02, at all times and, in the case of Sections 3.03 and 3.04, while an Event of Default shall have occurred and be continuing, comply with such requirements promptly upon such Grantor acquiring rights therein. Each Grantor shall, within 30 days of receipt thereof, inform the Collateral Agent of its acquisition of any Collateral for which any action is required by Section 3.02 or 3.03. Notwithstanding the foregoing, with respect to each of the Deposit Accounts set forth on Schedule 4.08(c) or any other Deposit Account satisfying the requirements of Section 3.03(a), the applicable Grantor shall have ninety (90) days from the Closing Date or the date the applicable Grantor has established or acquired such Deposit Account (as such period may be extended in the reasonable discretion of the Collateral Agent) to duly execute and deliver a fully executed account control agreement (in form reasonably satisfactory to the Collateral Agent) with respect to each such Deposit Account.

SECTION 4. REPRESENTATIONS AND WARRANTIES

To induce the Administrative Agent, the Collateral Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder and to induce the Qualified Counterparties to enter into Specified Hedge Agreements, each Grantor hereby represents and warrants to the Secured Parties that:

4.01 Representations in Credit Agreement. In the case of each Guarantor, the representations and warranties set forth in Article III of the Credit Agreement as they relate to such Guarantor or to the Loan Documents to which such Guarantor is a party, each of which is hereby incorporated herein by reference, are true and correct in all material respects with the same effect as though made on and as of each such date, except to the extent such representations and warranties expressly relate to an earlier date and except that such materiality qualifier shall not be applicable to any representation and warranty that is already qualified by materiality, and the Secured Parties shall be entitled to rely on each of them as if they were fully set forth herein, provided that each reference in each such representation and warranty to the Borrower’s knowledge shall, for the purposes of this Section 4.01, be deemed to be a reference to such Guarantor’s knowledge.

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4.02 Benefit to Each Grantor. The Borrower is a member of an affiliated group of companies that includes each other Grantor, and the Borrower and each other Grantor is engaged in related businesses. The guaranty and surety obligations of each Grantor pursuant to this Agreement reasonably may be expected to benefit, directly or indirectly, it; and it has determined that this Agreement is necessary and convenient to the conduct, promotion and attainment of the business of such Grantor and the Borrower.

4.03 Title; No Other Liens. Such Grantor owns each item of the Collateral purported to be owned by such Grantor free and clear of any and all Liens or claims (other than minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such items of the Collateral for their intended purpose), including Liens arising as a result of such Grantor becoming bound (as a result of merger or otherwise) as grantor under a security agreement entered into by another Person, except for, with respect to Collateral other than any Pledged Equity Interests, other Permitted Liens. No financing statement or mortgage with respect to all or any part of the Collateral is on file or of record in any public office in which financing statements or mortgages are filed, except such as have been filed in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, pursuant to this Agreement or as are expressly permitted by the Credit Agreement.

4.04 Perfected First Priority Liens. The security interests granted pursuant to this Agreement (i) upon completion of the filings and other actions specified on Schedule 4.04 (as such schedule may be amended or supplemented from time to time, including with respect to after-acquired property consistent with Section 5.12 of the Credit Agreement) (all of which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Collateral Agent in duly completed and duly executed form, as applicable, and may be filed by the Collateral Agent at any time on or after the date hereof) and payment of all filing fees, will constitute valid fully perfected security interests in all of the Collateral in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, as collateral security for such Grantor’s Obligations, enforceable in accordance with the terms hereof, except for the taking of any actions required in connection with after-acquired Intellectual Property and as may be required under the laws of any jurisdiction outside of the United States in order to perfect the Collateral Agent’s Lien in the Collateral created under the laws of such jurisdiction and (ii) are prior to all other Liens on the Collateral except for, with respect to Collateral other than any Pledged Equity Interests, other Permitted Liens.

4.05 Name; Jurisdiction of Organization, etc. Such Grantor’s exact legal name (as indicated on the public record of such Grantor’s jurisdiction of formation or organization), jurisdiction of organization, organizational identification number, if any, and the location of such Grantor’s chief executive office or, if different, its principal place of business are specified on Schedule 4.05 (as such schedule may be amended or supplemented from time to time). Each Grantor is organized solely under the law of the jurisdiction so specified and has not filed any certificates of domestication, transfer or continuance in any other jurisdiction except, in each case, pursuant to Section 5.05.

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4.06 Inventory, Goods and Equipment. (a) On the date hereof, all Inventory, Goods and Equipment having a value in excess of $1,000,000 individually or $2,000,000 in the aggregate that are included in the Collateral are kept at the locations set forth on Schedule 4.06(a).

(b) Except as set forth on Schedule 4.06(b) hereto (as such schedule may be amended or supplemented from time to time), none of the Inventory, Goods or Equipment that is included in the Collateral is in the possession of an issuer of a negotiable document (as defined in Section 7-104 of the New York UCC) therefor or is otherwise in the possession of any bailee or warehouseman other than Inventory, Goods or Equipment with a value of less than $1,000,000.

4.07 Special Collateral. None of the Collateral constitutes, or is the Proceeds of, (1) Farm Products, (2) As-Extracted Collateral, (3) Manufactured Homes, (4) timber to be cut, or (5) aircraft, aircraft engines, satellites, ships or railroad rolling stock.

4.08 Investment Property. (a) Schedule 4.08(a) hereto (as such schedule may be amended or supplemented from time to time) sets forth under the headings “Pledged Stock,” “Pledged LLC Interests,” “Pledged Partnership Interests” and “Pledged Trust Interests,” respectively, all of the Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and Pledged Trust Interests owned by any Grantor in its Subsidiaries and such Pledged Equity Interests constitute the percentage of issued and outstanding shares of stock, percentage of membership interests, percentage of partnership interests or percentage of beneficial interest of the respective issuers thereof indicated on such schedule. Schedule 4.08(b) (as such schedule may be amended or supplemented from time to time) sets forth under the heading “Pledged Debt Securities” or “Pledged Notes” all of the Pledged Debt Securities in excess of $1,000,000 and Pledged Notes in excess of $1,000,000 owned by any Grantor and all of such Pledged Debt Securities and Pledged Notes have (or solely with respect to issuers that are not Grantors or Subsidiaries of such Grantors, to such Grantor’s knowledge) been duly authorized, authenticated or issued, and delivered and is the legal, valid and binding obligation of the issuers thereof enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principals of equity, regardless of whether considered in a proceeding in equity or at law, and is not in default and constitutes all of the issued and outstanding intercompany indebtedness evidenced by an instrument or certificated security of the respective issuers thereof owing to such Grantor. Schedule 4.08(c) hereto (as such schedule may be amended from time to time) sets forth under the headings “Securities Accounts” and “Deposit Accounts,” respectively, all of the Securities Accounts with a balance in excess of $1,000,000 individually or $2,000,000 in the aggregate and Deposit Accounts with a balance in excess of $1,000,000 individually or $2,000,000 in the aggregate in which each Grantor has an interest. Each Grantor is the sole entitlement holder or customer of each such account, and no Grantor has consented to or is otherwise aware of any Person other than the Collateral Agent having Control over any such Securities Account or Deposit Account or any Collateral held or deposited therein, in each case in which such Grantor has an interest.

(b) The shares of Pledged Equity Interests pledged by such Grantor hereunder constitute all of the issued and outstanding shares of all classes of Equity Interests in each Issuer owned by such Grantor (other than Excluded Equity Interests).

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(c) All the shares of the Pledged Equity Interests have been duly and validly issued and are fully paid and nonassessable (to the extent such concepts are applicable to Grantors that are corporations).

(d) The terms of any uncertificated Pledged LLC Interests and Pledged Partnership Interests do not provide that they are securities governed by Article 8 of the Uniform Commercial Code in effect from time to time in the “issuer’s jurisdiction” of each Issuer thereof (as such term is defined in the Uniform Commercial Code in effect in such jurisdiction). There shall be no certificated Pledged LLC Interests or Pledged Partnership Interests which provide that they are securities governed by Article 8 of the Uniform Commercial Code in effect from time to time in the “issuer’s jurisdiction” of each Issuer thereof, unless all certificates relating thereto have been delivered to the Collateral Agent pursuant to the terms hereof.

(e) Such Grantor is the record and beneficial owner of, and has good and defeasible title to, the Investment Property and Deposit Accounts pledged by it hereunder, free of any and all Liens in favor of, or claims of, any other Person, except for, with respect to Investment Property and Deposit Accounts that are not Pledged Equity Interests, Permitted Liens, and there are no outstanding warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any Pledged Equity Interests.

4.09 Receivables. Each Receivable in excess of $5,000 individually that is included in the Collateral (i) to such Grantor’s knowledge, is the legal, valid and binding obligation of the Account Debtor in respect thereof, representing an unsatisfied obligation of such Account Debtor, (ii) to such Grantor’s knowledge, is enforceable in accordance with its terms, subject to the applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (iii) is not subject to any setoffs, defenses, taxes, counterclaims (except for setoffs in accordance with the Credit Agreement, Permitted Liens and setoffs, defenses, taxes and counter-claim arising in the ordinary course of business) and (iv) is and will be in compliance in all material respects with all applicable material laws and regulations.

4.10 Letters of Credit and Letter of Credit Rights. No Grantor is a beneficiary or assignee under any Letter of Credit other than the Letters of Credit described on Schedule 4.10 (as such schedule may be amended or supplemented from time to time).

4.11 Commercial Tort Claims. No Grantor has any Commercial Tort Claims in excess of $1,000,000 individually or $2,000,000 in the aggregate, except as specifically described on Schedule 4.11 (as such schedule may be amended or supplemented from time to time).

SECTION 5. COVENANTS

Each Grantor covenants and agrees with the Secured Parties that, from and after the date of this Agreement until the Payment in Full of the Obligations:

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5.01 Covenants in Credit Agreement. Each Grantor shall take, or shall refrain from taking, as the case may be, each action that is reasonably necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Grantor or any of its Subsidiaries.

5.02 Delivery and Control of Instruments and Negotiable Documents. (a) If any of the Collateral is or shall become evidenced or represented by any Instrument, Certificated Security, Negotiable Document or Tangible Chattel Paper, in each case, with a value in excess of $1,000,000 individually account, or $2,000,000 in the aggregate, then such Instrument (other than checks or other Negotiated Documents received in the ordinary course of business), Certificated Security, Negotiable Documents or Tangible Chattel Paper shall be promptly (but in no event later than 5 Business Days following receipt as may be extended by the Collateral Agent in its reasonable discretion) delivered to the Collateral Agent, duly endorsed in a manner reasonably satisfactory to the Collateral Agent, to be held as Collateral pursuant to this Agreement, and all of such property owned by any Grantor as of the Closing Date shall be delivered on the Closing Date. Any Collateral consisting of an Instrument, Certificated Security, Negotiable Document or Tangible Chattel Paper not otherwise required to be delivered to the Collateral Agent in accordance with this Section 5.02(a) shall be delivered to the Collateral Agent, at the request of the Collateral Agent, upon the occurrence and during the continuance of an Event of Default.

(b) If any of the Collateral is or shall become evidenced or represented by any Pledged Note with a value in excess of $1,000,000, then such Pledged Note shall be promptly (but in no event later than 5 Business Days following receipt as may be extended by the Collateral Agent in its reasonable discretion) delivered to the Collateral Agent, duly endorsed in a manner reasonably satisfactory to the Collateral Agent, to be held as Collateral pursuant to this Agreement, and all of such property owned by any Grantor as of the Closing Date shall be delivered on the Closing Date. Any Collateral consisting of Pledged Notes not otherwise required to be delivered to the Collateral Agent in accordance with this Section 5.02(b) shall be delivered to the Collateral Agent, at the request of the Collateral Agent, upon the occurrence and during the continuance of an Event of Default.

5.03 Maintenance of Insurance.

(a) Such Grantor will comply with the covenants relating to insurance set forth in Section 5.02 of the Credit Agreement.

(b) Upon the reasonable written request of the Collateral Agent, the Borrower shall deliver to the Secured Parties a report of a reputable insurance broker with respect to such insurance and such supplemental reports with respect thereto as the Collateral Agent may from time to time reasonably request; provided that, prior to the occurrence of an Event of Default (and after any such Event of Default has been waived or cured), the Collateral Agent shall only be entitled to request one such report per fiscal year.

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5.04 Maintenance of Perfected Security Interest; Further Documentation.

(a) Such Grantor shall maintain each of the security interests created by this Agreement as a perfected security interest having at least the priority described in Section 4.04 and shall take all steps required or reasonably necessary to defend such security interest against the claims and demands of all Persons whomsoever, subject to the provisions of Section 8.14.

(b) Such Grantor shall furnish to the Secured Parties from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the assets and property of such Grantor as the Collateral Agent may reasonably request in writing, all in reasonable detail. In addition, at any time and from time to time at the request of the Collateral Agent upon the occurrence and during the continuance of an Event of Default, such Grantor shall furnish to the Collateral Agent such amendments and supplements to the Schedules hereto as are necessary to accurately reflect at such time the information required thereby.

(c) At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of such Grantor, such Grantor shall promptly and duly authorize, execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including (i) the filing of any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby, (ii) in the case of Intellectual Property, taking any acts as reasonably necessary to ensure recordation of appropriate evidence of the liens and security interest granted hereunder in any Intellectual Property with any Intellectual Property registry in which such Intellectual Property is registered or issued or in which an application for registration or issuance is pending, including the United States Patent and Trademark Office, the United States Copyright Office, the various Secretaries of State, and the foreign counterparts of any of the foregoing, and (iii) in the case of Investment Property, Securities Accounts, Deposit Accounts and any other relevant Collateral, taking any actions necessary to enable the Collateral Agent to obtain Control with respect thereto, including without limitation, executing and delivering and causing the relevant depositary bank or securities intermediary to execute and deliver a Control Agreement in the form attached hereto as Exhibit B or such other form reasonably acceptable to the Collateral Agent.

5.05 Changes in Locations, Name, Jurisdiction of Incorporation, etc. Except upon 30 days’ written notice after such change (or such longer date as the Collateral Agent may agree in its reasonable discretion), in each case, to the Collateral Agent and delivery to the Collateral Agent of duly authorized additional financing statements and, where required, executed copies of all other documents reasonably requested by the Collateral Agent to maintain the validity, perfection and priority of the security interests provided for herein, such Grantor shall not change:

(a) its legal name or jurisdiction of organization from that referred to in Section 4.06;

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(b) its identity (including federal taxpayer identification number) or corporate structure;

(c) the location of its chief executive office or, if different, its principal place of business, or any office in which it maintains material books or records relating to the Collateral;

(d) the identity of any warehouseman, common carrier, other third-party transporter, bailee or any agent or processor in possession or control of any Collateral in excess of $1,000,000 individually or $2,000,000 in the aggregate; or

(e) the location of any tangible Collateral in excess of $1,000,000 individually or $2,000,000 in the aggregate to a location not previously identified to the Collateral Agent as a location where the Grantor maintains its assets constituting Collateral.

5.06 Notices. Such Grantor shall advise the Collateral Agent promptly, in reasonable detail, of any Lien (other than any Permitted Lien) on any of the Collateral (other than any Pledged Equity Interests) and any Lien on any Pledged Equity Interests that would materially and adversely affect the ability of the Collateral Agent to exercise any of its remedies hereunder.

5.07 Investment Property.

(a) If such Grantor shall become entitled to receive or shall receive any stock or other ownership certificate (including any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Equity Interests in any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of or other ownership interests in the Pledged Securities, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Secured Parties, hold the same in trust for the Secured Parties and deliver the same promptly (but in no event later than 5 Business Days following receipt as may be extended by the Collateral Agent in its reasonable discretion) to the Collateral Agent in the exact form received, duly endorsed by such Grantor to the Collateral Agent, if required, together with an undated stock power or similar instrument of transfer covering such certificate duly executed in blank by such Grantor to be held by the Collateral Agent, subject to the terms hereof and of the Credit Agreement, as additional Collateral for the Obligations, except to the extent that any of the foregoing actions could result in any Excluded Equity Interests being pledged hereunder. Upon the occurrence and during the continuance of an Event of Default, any sums paid upon or in respect of the Pledged Securities upon the liquidation or dissolution of any Issuer shall be paid over to the Collateral Agent to be held by it hereunder as additional Collateral for the Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Securities or any property shall be distributed upon or with respect to the Pledged Securities pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Collateral Agent, be delivered to the Collateral Agent to be held by it hereunder as additional Collateral for the Obligations. Upon the occurrence and during the continuance of an Event of

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Default, if any sums of money or property so paid or distributed in respect of the Pledged Securities shall be received by such Grantor, such Grantor shall until such money or property is paid or delivered to the Collateral Agent, hold such money or property in trust for the Secured Parties, segregated from other funds of such Grantor, as Collateral for the Obligations.

(b) Without the prior written consent of the Collateral Agent, such Grantor shall not (i) vote to enable, or take any other action to permit, any Issuer to issue any stock, partnership interests, limited liability company interests or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock, partnership interests, limited liability company interests or other equity securities of any nature of any Issuer (except, in each case, pursuant to a transaction not prohibited by the Credit Agreement), (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, any of the Investment Property or Proceeds thereof or any interest therein (except, in each case, pursuant to a transaction not prohibited by the Credit Agreement), (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or, with respect to Investment Property or Proceeds other than Investment Property constituting any Pledged Equity Interests, any Permitted Lien, (iv) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Collateral Agent to sell, assign or transfer any of the Investment Property or Proceeds thereof or any interest therein or (v) without the prior written consent of the Collateral Agent (such consent not to be unreasonably withheld or delayed), cause or permit any Issuer of any Pledged Partnership Interests or Pledged LLC Interests which are not securities (for purposes of the New York UCC) on the date hereof to elect or otherwise take any action to cause such Pledged Partnership Interests or Pledged LLC Interests to be treated as securities for purposes of the New York UCC; provided, however, notwithstanding the foregoing, if any issuer of any Pledged Partnership Interests or Pledged LLC Interests takes any such action in violation of the provisions in this clause (v), such Grantor shall promptly notify the Collateral Agent in writing of any such election or action and, in such event, shall take all steps reasonably necessary to establish the Collateral Agent’s Control thereof; provided, further, that once Control is so established with respect to this clause (v), any default of this Section 5.07(b)(v) shall be deemed automatically cured as of such date.

(c) In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it shall be bound by the terms of this Agreement relating to the Pledged Securities issued by it and shall comply with such terms insofar as such terms are applicable to it, (ii) it shall notify the Collateral Agent promptly in writing of the occurrence of any of the events described in Section 5.07(a) with respect to the Pledged Securities issued by it and (iii) the terms of Sections 6.03(c) and 6.07 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.03(c) or 6.07 with respect to the Pledged Securities issued by it. In addition, each Grantor which is either an Issuer or an owner of any Pledged Security hereby consents to the grant by each other Grantor of the security interest hereunder in favor of the Collateral Agent and to the transfer of any Pledged Security to the Collateral Agent or its nominee upon the occurrence and during the continuance of an Event of Default and to the substitution of the Collateral Agent or its nominee as a partner, member or shareholder of the Issuer of the related Pledged Security with all rights and powers related thereto.

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5.08 Receivables. (a) Other than in the ordinary course of business consistent with its past practice and current policies or where such Grantor may determine any of the following actions are commercially reasonable under the circumstances, such Grantor shall not (i) grant any extension of the time of payment of any Receivable (including any Government Receivable), (ii) compromise or settle any Receivable for less than the total unpaid amount thereof (including any Government Receivable), (iii) release, wholly or partially, any Person liable for the payment of any Receivable (including any Government Receivable), (iv) allow any credit or discount whatsoever on any Receivable (including any Government Receivable) or (v) amend, supplement or modify any Receivable (including any Government Receivable) in any manner that could materially adversely affect the value thereof.

(b) Such Grantor shall deliver to the Collateral Agent a copy of each written demand, notice or document received by it that challenges the validity or enforceability of more than 15% of the aggregate amount of the then outstanding Receivables that are included in the Collateral.

(c) Each Grantor shall perform and comply in all material respects with all of its obligations with respect to the Receivables.

5.09 Commercial Tort Claims. Such Grantor shall advise the Collateral Agent promptly after obtaining knowledge of the existence of any Commercial Tort Claim held by such Grantor in excess of $1,000,000 individually, or $2,000,000 in the aggregate, and shall promptly execute a supplement to this Agreement in form and substance reasonably satisfactory to the Collateral Agent to grant a security interest in such Commercial Tort Claim to the Collateral Agent for the ratable benefit of the Secured Parties.

5.10 Maintenance of Records. Such Grantor shall keep and maintain, at its own cost and expense, reasonably satisfactory records of the Collateral that are complete in all material respects, including, without limitation, a record of all material payments received and all credits granted with respect to the Accounts. For the Collateral Agent’s and the other Secured Parties’ further security, the Collateral Agent, for the ratable benefit of the Secured Parties, shall have a security interest in all of such Grantor’s books and records pertaining to the Collateral.

5.11 Maintenance of Equipment. Such Grantor shall maintain each item of Equipment in good operating condition, ordinary wear and tear and immaterial impairments of value and damage by the elements excepted, and shall provide such maintenance, service and repairs necessary for such purpose; provided that, for the avoidance of doubt, the policies of each Grantor in place on the Closing Date in respect of providing such service and repair shall be deemed reasonably necessary for purposes of this Section 5.11.

5.12 Limitations on Dispositions of Collateral. Such Grantor shall not sell, transfer, lease or otherwise dispose of any Collateral, or attempt, offer or contract to do so, except to the extent expressly permitted by and in accordance with the terms and conditions of the Credit Agreement.

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SECTION 6. REMEDIAL PROVISIONS

6.01 Certain Matters Relating to Receivables. (a) If required by the Collateral Agent at any time upon the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by any Grantor, (i) shall be promptly (and, in any event, within five Business Days) deposited by such Grantor in substantially the form received, duly endorsed by such Grantor to the Collateral Agent if required, in a collateral account maintained under the sole dominion and control of the Collateral Agent, subject to withdrawal by the Collateral Agent for the account of the Secured Parties only as provided in Section 6.05, and (ii) until so turned over, shall be held by such Grantor in trust for the Secured Parties, segregated from other funds of such Grantor. Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

(b) Upon the occurrence and during the continuance of an Event of Default, at the Collateral Agent’s written request, each Grantor shall deliver to the Collateral Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables that are included in the Collateral, including all original orders, invoices and shipping receipts.

6.02 Communications with Obligors; Grantors Remain Liable.

(a) The Collateral Agent in its own name or in the name of others may at any time upon the occurrence and during the continuance of an Event of Default communicate with obligors under the Receivables and parties to the Contracts to verify with them to the Collateral Agent’s satisfaction the existence, amount and terms of any Receivables or Contracts.

(b) In addition, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent may upon written notice to the applicable Grantor, notify, or require any Grantor to notify, the Account Debtor or counterparty to make all payments under the Receivables and/or Contracts directly to the Collateral Agent.

(c) Notwithstanding anything herein to the contrary, (i) each Grantor shall remain liable for all obligations under and in respect of the Collateral and nothing contained herein is intended as or shall be a delegation of duties to the Collateral Agent or any other Secured Party, (ii) each Grantor shall remain liable under and each of the agreements included in the Collateral, including any Receivables, any Contracts and any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, to perform all of the obligations undertaken by it thereunder all in accordance with and pursuant to the terms and provisions thereof and neither the Collateral Agent nor any other Secured Party shall have any obligation or liability under any of such agreements by reason of or arising out of this Agreement or any other document related hereto nor shall the Collateral Agent nor any other Secured Party have any obligation to make any inquiry as to the nature or sufficiency of any payment received by it or have any obligation to take any action to collect or enforce any rights under any agreement included in the Collateral, including any agreements relating to any Receivables, any Contracts or any agreements relating to Pledged Partnership Interests or Pledged LLC Interests and (iii) the exercise by the Collateral Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, including any agreements relating to any Receivables, any Contracts and any agreements relating to Pledged Partnership Interests or Pledged LLC Interests.

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6.03 Pledged Securities. (a) Unless an Event of Default shall have occurred and be continuing and the Collateral Agent shall have given substantially concurrent notice to the relevant Grantor of the Collateral Agent’s intent to exercise its rights pursuant to Section 6.03(b), each Grantor shall be permitted to receive all cash dividends paid in respect of the Pledged Equity Interests and all payments made in respect of the Pledged Notes, in each case paid in the normal course of business of the relevant Issuer and consistent with past practice, to the extent permitted in the Credit Agreement, and to exercise all voting and corporate rights with respect to the Pledged Securities; provided, however, that no vote shall be cast or corporate or other ownership right exercised or other action taken which, in the Collateral Agent’s reasonable judgment, would impair the aggregate value of the Collateral or which would result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

(b) Upon the occurrence and during the continuance of an Event of Default and the Collateral Agent shall have given substantially concurrent notice of its intent to exercise such rights to the relevant Grantor or Grantors: (i) all rights of each Grantor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease and all such rights shall thereupon become vested in the Collateral Agent who shall thereupon have the sole right, but shall be under no obligation, to exercise or refrain from exercising such voting and other consensual rights and (ii) the Collateral Agent shall have the right, without notice to any Grantor (other than as required pursuant to Section 6.03(a) hereof), to transfer all or any portion of the Investment Property to its name or the name of its nominee or agent. In addition, the Collateral Agent shall have the right at any time, upon the occurrence and during the continuance of an Event of Default, without notice to any Grantor (other than as required pursuant to Section 6.03(a) hereof), to exchange any certificates or instruments representing any Investment Property for certificates or instruments of smaller or larger denominations. Upon the occurrence and during the continuance of an Event of Default, in order to permit the Collateral Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Collateral Agent all proxies, dividend payment orders and other instruments as the Collateral Agent may from time to time reasonably request and each Grantor acknowledges that the Collateral Agent may utilize the power of attorney set forth herein; provided that, immediately upon waiver or cure of such Event of Default, all such rights shall, automatically and without further action by any party hereto, revert to such Grantor.

(c) Each Grantor hereby authorizes and instructs each Issuer of any Pledged Securities pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Collateral Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) upon any such instruction upon the occurrence and

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during the continuance of an Event of Default, pay any dividends or other payments with respect to the Investment Property, including Pledged Securities, directly to the Collateral Agent; provided that, immediately upon waiver or cure of such Event of Default, all such instructions of the Collateral Agent shall be rescinded, and payments with respect to the Investment Property shall automatically and without further action by any party hereto, become payable to such Grantor to the same extent as in effect prior to such Event of Default.

6.04 Proceeds to be Turned over to Collateral Agent. In addition to the rights of the Secured Parties specified in Section 6.01 with respect to payments of Receivables, upon the occurrence and during the continuance of an Event of Default, at the request of the Collateral Agent, all Proceeds received by any Grantor consisting of cash, cash equivalents, checks and other near-cash items shall be held by such Grantor in trust for the Secured Parties, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Collateral Agent in the exact form received by such Grantor (duly endorsed by such Grantor to the Collateral Agent, if required). All Proceeds received by the Collateral Agent hereunder shall be held by the Collateral Agent in a collateral account maintained under its sole dominion and control. All Proceeds while held by the Collateral Agent in a collateral account (or by such Grantor in trust for the Secured Parties) shall continue to be held as Collateral for all the Obligations and shall not constitute payment thereof until applied as provided in Section 6.05.

6.05 Application of Proceeds. At such intervals as may be agreed upon by the Borrower and the Collateral Agent, or, upon the occurrence and during the continuance of an Event of Default, at any time at the Collateral Agent’s election, the Collateral Agent may apply all or any part of the net Proceeds (after deducting fees and expenses as provided in Section 6.06) constituting Collateral realized through the exercise by the Collateral Agent of its remedies hereunder or under any other Loan Document, whether or not held in any Collateral Account, and any proceeds of the guarantee set forth in Section 2, in payment of the Obligations in the following order:

First, to each Agent, to pay incurred and unpaid fees and expenses of such Agent under the Loan Documents;

Second, to the Collateral Agent, for application by it towards payment of amounts then due and owing and remaining unpaid in respect of the Obligations pro rata among the Secured Parties according to the amounts of the Obligations then due and owing and remaining unpaid to the Lenders until the Payment in Full of the Obligations; and

Third, after the Payment in Full of the Obligations, to the Borrower or to whomsoever may be lawfully entitled to receive the same.

6.06 Code and Other Remedies. (a) Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC (whether or not the New York UCC applies to the affected Collateral) or its rights under any other applicable law or in equity.

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Without limiting the generality of the foregoing, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, license, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of any Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Each Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released to the extent permitted by applicable law. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days’ notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made may constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Collateral Agent may sell the Collateral without giving any warranties as to the Collateral. The Collateral Agent may specifically disclaim or modify any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral. Each Grantor agrees that it would not be commercially unreasonable for the Collateral Agent to dispose of the Collateral or any portion thereof by using Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets. Each Grantor hereby waives any claims against the Collateral Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree. Each Grantor further agrees, at the Collateral Agent’s reasonable request, to assemble the Collateral and make it available to the Collateral Agent at places which the Collateral Agent shall reasonably select, whether at such Grantor’s premises or elsewhere. The Collateral Agent shall have the right to enter onto the property where any Collateral is located and take possession thereof with or without judicial process.

(b) The Collateral Agent shall apply the net proceeds of any action taken by it pursuant to this Section 6.06, after deducting all reasonable documented out-of-pocket expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Secured Parties hereunder, including reasonable attorneys’ fees and disbursements, to the payment in whole or in

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part of the Obligations and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, including Section 9-615(a) of the New York UCC, need the Collateral Agent account for the surplus, if any, to any Grantor. If the Collateral Agent sells any of the Collateral upon credit, the Grantor will be credited only with payments actually made by the purchaser and received by the Collateral Agent and applied to indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, the Collateral Agent may resell the Collateral and the Grantor shall be credited with proceeds of the sale. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against any Secured Party arising out of the exercise by them of any rights hereunder.

(c) In the event of any disposition of any of the Intellectual Property Collateral, the goodwill of the business connected with and symbolized by any Trademarks subject to such Disposition shall be included, and the applicable Grantor shall supply the Collateral Agent or its designee with such Grantor’s know-how and expertise, and with records, documents and things embodying the same, relating to the manufacture, distribution, advertising and sale of products or the provision of services relating to such Intellectual Property Collateral subject to such disposition, and such Grantor’s customer lists pertaining thereto, subject to appropriate confidentiality undertakings on the part of any Person receiving such proprietary information.

(d) The Collateral Agent shall have no obligation to marshal any of the Collateral.

(e) For the purpose of enabling the Collateral Agent, during the continuance of an Event of Default, to exercise rights and remedies under Sections 6 and 7 hereof at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Grantor hereby grants to the Collateral Agent, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Grantor), subject, in the case of Trademarks, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of such Trademarks, to use, assign, license or sublicense any of the Intellectual Property now owned or hereafter acquired, developed or created by such Grantor, wherever the same may be located. Such license shall include access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout hereof.

6.07 Registration Rights.

(a) Reserved.

(b) Each Grantor recognizes that the Collateral Agent may be unable to effect a public sale of any or all the Pledged Equity Interests or the Pledged Debt Securities, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices

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and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Collateral Agent shall be under no obligation to delay a sale of any of the Pledged Equity Interests or the Pledged Debt Securities for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

(c) Each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Equity Interests or the Pledged Debt Securities pursuant to this Section 6.07 valid and binding and in compliance with any and all other applicable Requirements of Law; provided, that no Grantor shall be required to cause the registration of Pledged Equity under securities laws.

6.08 Deficiency. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by any Secured Party to collect such deficiency.

6.09 Non-Judicial Enforcement. The Collateral Agent may enforce its rights hereunder without prior judicial process or judicial hearing, and to the extent permitted by law, each Grantor expressly waives any and all legal rights which might otherwise require the Collateral Agent to enforce its rights by judicial process.

SECTION 7. THE COLLATERAL AGENT

7.01 Collateral Agent’s Appointment as Attorney-in-Fact, etc. (a) Each Grantor hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, such appointment being coupled with an interests, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Collateral Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

(i) in the name of such Grantor or its own name, or otherwise, take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or Contract or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due under any Receivable or Contract or with respect to any other Collateral whenever payable;

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(ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Collateral Agent may request to evidence the Secured Parties’ security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

(iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

(iv) execute, in connection with any sale provided for in Section 6.07 or 6.08, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

(v) (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Collateral Agent may deem appropriate; (7) assign any Intellectual Property (along with the goodwill of the business to which any such Intellectual Property pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Collateral Agent shall in its sole discretion determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and do, at the Collateral Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and the Secured Parties’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

(b) Anything in this Section 7.01 to the contrary notwithstanding, the Collateral Agent agrees that, except as provided in Section 7.01(c), it will not exercise any rights under the power of attorney provided for in Section 7.01(a) unless an Event of Default shall have occurred and be continuing.

(c) If any Grantor or Guarantor fails to perform or comply with any of its agreements contained herein, the Collateral Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement; provided, however, that unless an Event of Default has occurred and is continuing or time is of the essence, the Collateral Agent shall not exercise this power without first making demand on the Grantor or Guarantor and the Grantor or Guarantor failing to immediately comply therewith.

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(d) The expenses of the Collateral Agent incurred in connection with actions undertaken as provided in this Section 7.01 shall be payable by such Grantor to the Collateral Agent on demand.

(e) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

7.02 Duty of Collateral Agent. The Collateral Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar property for its own account. Neither the Collateral Agent, nor any other Secured Party nor any of their respective officers, directors, partners, employees, agents, attorneys and other advisors, attorneys-in-fact or affiliates shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Secured Parties hereunder are solely to protect the Secured Parties’ interests in the Collateral and shall not impose any duty upon any Secured Party to exercise any such powers. The Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, partners, employees, agents, attorneys and other advisors, attorneys-in-fact or affiliates shall be responsible to any Grantor for any act or failure to act hereunder, except to the extent that any such act or failure to act is found by a final and non-appealable judgment of a court of competent jurisdiction to have resulted primarily from their own gross negligence or willful misconduct in breach of a duty owed to such Grantor.

7.03 Filing of Financing Statements. Each Grantor acknowledges that pursuant to Section 9-509(b) of the New York UCC and any other applicable law, each Grantor authorizes the Collateral Agent to file or record financing or continuation statements, and amendments thereto, and other filing or recording documents or instruments with respect to the Collateral, without the signature of such Grantor, in such form and in such offices as the Collateral Agent reasonably determines appropriate to perfect or maintain the perfection of the security interests of the Collateral Agent under this Agreement. Each Grantor agrees that such financing statements may describe the Collateral in the same manner as described in the Security documents or as “all assets” or “all personal property,” whether now owned or hereafter existing or acquired or such other description as the Collateral Agent, in its sole judgment, determines is reasonably necessary. If permitted by applicable law, a photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction where so permitted.

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7.04 Authority of Collateral Agent. Each Grantor acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Collateral Agent and the other Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Grantors, the Collateral Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

7.05 Appointment of Co-Collateral Agents. At any time or from time to time, in order to comply with any applicable requirement of law, the Collateral Agent may, in accordance with the provisions of Article VIII of the Credit Agreement, appoint another bank or trust company or one of more other Persons, either to act as co-agent or agents on behalf of the Secured Parties with such power and authority as may be necessary for the effectual operation of the provisions hereof and which may be specified in the instrument of appointment (which may, in the discretion of the Collateral Agent, include provisions for indemnification and similar protections of such co-agent or separate agent).

SECTION 8. MISCELLANEOUS

8.01 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each affected Grantor and the Collateral Agent, subject to any consents required under Section 9.08 of the Credit Agreement; provided that any provision of this Agreement imposing obligations on any Grantor may be waived by the Collateral Agent in a written instrument executed by the Collateral Agent.

8.02 Notices. All notices, requests and demands to or upon the Collateral Agent or any Grantor hereunder shall be effected in the manner provided for in Section 9.01 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 8.02 (as such schedule may be amended or supplemented from time to time).

8.03 No Waiver by Course of Conduct; Cumulative Remedies. No Secured Party shall by any act (except by a written instrument pursuant to Section 8.01), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

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8.04 Enforcement Expenses; Indemnification. (a) The parties hereto agree that the Collateral Agent and the other Secured Parties shall be entitled to reimbursement of their expenses incurred hereunder as provided in and subject to the caps set forth in Section 9.05 of the Credit Agreement.

(b) Each Grantor agrees to pay, and to hold the Collateral Agent and each other Secured Party harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement, except Indemnified Taxes and Other Taxes covered in Section 2.20 of the Credit Agreement.

(c) Each Grantor agrees to pay, and to hold the Collateral Agent and each other Secured Party harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrower would be required to do so pursuant to Section 9.05 of the Credit Agreement.

(d) The agreements in this Section shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

8.05 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Secured Parties and their successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Collateral Agent, and any attempted assignment without such consent shall be null and void.

8.06 Setoff. Upon the occurrence and during the continuance of an Event of Default, each Secured Party is hereby authorized at any time and from time to time, except to the extent prohibited by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Secured Party to or for the credit or the account of such Grantor, or any part thereof in such amounts as such Secured Party may elect, against and on account of the obligations and liabilities of such Grantor to such Secured Party now or hereafter existing under this Agreement and the other Loan Documents and claims of every nature and description of such Secured Party against such Grantor, in any currency, whether arising hereunder, under the Credit Agreement, any other Loan Document or otherwise, as such Secured Party may elect, whether or not any Secured Party has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. Each Secured Party shall notify such Grantor promptly of any such setoff and the application made by such Secured Party of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Secured Party under this Section are in addition to other rights and remedies (including other rights of setoff) which such Secured Party may have.

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8.07 Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile (or other electronic) transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

8.08 Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

8.09 Section Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

8.10 APPLICABLE LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

8.11 Submission to Jurisdiction; Waivers. Each Grantor hereby irrevocably and unconditionally:

(a) submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against the Borrower, or its respective properties in the courts of any jurisdiction;

(b) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court;

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(c) consents to service of process in the manner provided for notices in Section 9.01 of the Credit Agreement. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law; and

(d) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

8.12 Acknowledgments. Each Grantor hereby acknowledges that:

(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(b) no Secured Party has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Grantors and the Secured Parties.

8.13 Additional Grantors. Each Subsidiary of the Borrower that is required to become a party to this Agreement pursuant to Section 5.12 of the Credit Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

8.14 Termination of Security Interest. (a) Upon the Payment in Full of the Obligations, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Collateral Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Collateral Agent shall deliver to such Grantor any Collateral held by the Collateral Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

(b) If any of the Collateral shall be sold or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement, then the Collateral Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral. At the request and sole expense of the Borrower, a Guarantor shall be released from its obligations hereunder in the event that all the Equity Interests in such Guarantor shall be sold or otherwise disposed of in a transaction permitted by the Credit Agreement; provided that the Borrower shall have delivered to the Collateral Agent, at least seven Business Days prior to the date of the proposed release (or such shorter time as the Collateral Agent may agree), a written request for such release identifying the relevant Guarantor and the terms of the relevant sale or other disposition in reasonable detail, including the price thereof and any expenses incurred in connection therewith, together with a certification by the Borrower stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents.

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(c) Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement originally filed in connection herewith without the prior written consent of the Collateral Agent, subject to such Grantor’s rights under Section 9-509(d)(2) of the New York UCC.

8.15 WAIVER OF JURY TRIAL. EACH GRANTOR AND THE COLLATERAL AGENT HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.15.

8.16 Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor’s assets, and shall continue to be effective or be reinstated, as the case be, if at any time payments and performance of the Obligations (other than Obligations in respect of any Specified Hedge Agreement), or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations (other than Obligations in respect of any Specified Hedge Agreement), whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the day and year first above written.

AAC HOLDINGS, INC., a Nevada corporation

By:	/s/ Michael T. Cartwright
Name: Michael T. Cartwright
Title: Chairman and Chief Executive Officer

AMERICAN ADDICTION CENTERS, INC., a Nevada corporation

By:	/s/ Michael T. Cartwright
Name: Michael T. Cartwright
Title: Chairman and Chief Executive Officer

FORTERUS HEALTH CARE SERVICES, INC., a Delaware corporation
SAN DIEGO ADDICTION TREATMENT CENTER, INC., a Delaware corporation

By:	/s/ Michael T. Cartwright
Name: Michael T. Cartwright
Title: Sole Director and Chairman

[Signature Page to Guarantee and Collateral Agreement]

BHR GREENHOUSE REAL ESTATE, LLC, a texas limited liability company
BHR OXFORD REAL ESTATE, LLC, a Delaware limited liability company
GREENHOUSE TREATMENT CENTER, LLC, a Texas limited liability company
CONCORDE TREATMENT CENTER, LLC, a Nevada limited liability company
RECOVERY FIRST OF FLORIDA, LLC, a Delaware limited liability company
RI – CLINICAL SERVICES, LLC, a Delaware limited liability company
NEW JERSEY ADDICTION TREATMENT CENTER, LLC, a Delaware limited liability company
BEHAVIORAL HEALTHCARE REALTY, LLC, a Delaware limited liability company
CONCORDE REAL ESTATE, LLC, a Nevada limited liability company
BHR ALISO VIEJO REAL ESTATE, LLC, a Delaware limited liability company
BHR RINGWOOD REAL ESTATE, LLC, a Delaware limited liability company
OXFORD TREATMENT CENTER, LLC, a Delaware limited liability company
SOBER MEDIA GROUP, LLC, a Delaware limited liability company
RIVER OAKS TREATMENT CENTER, LLC, a Delaware limited liability company
LAGUNA TREATMENT HOSPITAL, LLC, a Delaware limited liability company
SOLUTIONS TREATMENT CENTER, LLC, a Delaware limited liability company
TOWNSEND TREATMENT CENTER, LLC, a Delaware limited liability company
OXFORD OUTPATIENT CENTER, LLC, a Delaware limited liability company
RUSH MEDICAL – LAFAYETTE, LLC, a Delaware limited liability company
TOWNSEND RECOVERY CENTER NEW ORLEANS, LLC, a Delaware limited liability company
SAGENEX DIAGNOSTICS LABORATORY, LLC, a Delaware limited liability company

By:	/s/ Michael T. Cartwright
Name: Michael T. Cartwright
Title: Sole Manager and Chairman

[Signature Page to Guarantee and Collateral Agreement]

AAC HEALTHCARE NETWORK, INC., a Delaware corporation

By:	AAC Holdings, Inc., its sole stockholder

By:	/s/ Michael T. Cartwright
Name: Michael T. Cartwright
Title: Chairman and Chief Executive Officer

AAC LAS VEGAS OUTPATIENT CENTER, LLC, a Delaware limited liability company
AAC DALLAS OUTPATIENT CENTER, LLC, a Delaware limited liability company

ADDICTION LABS OF AMERICA, LLC, a Delaware limited liability company

By: American Addiction Centers, Inc., its sole member

By:	/s/ Michael T. Cartwright
Name: Michael T. Cartwright
Title: Chairman and Chief Executive Officer

THE ACADEMY REAL ESTATE, LLC, a Delaware limited liability company

By: Behavioral Healthcare Realty, LLC, its sole member

By:	/s/ Michael T. Cartwright
Name: Michael T. Cartwright
Title: Sole Manager and Chairman

[Signature Page to Guarantee and Collateral Agreement]

RECOVERY BRANDS, LLC, a California limited liability company

By: Referral Solutions Group, LLC, its sole member

By:	/s/ Michael T. Cartwright
Name: Michael T. Cartwright
Title: Sole Manager and Chairman

REFERRAL SOLUTIONS GROUP, LLC, a California limited liability company

By: Sober Media Group, LLC, its sole member

By:	/s/ Michael T. Cartwright
Name: Michael T. Cartwright
Title: Sole Manager and Chairman

[Signature Page to Guarantee and Collateral Agreement]

SAN DIEGO PROFESSIONAL GROUP, P.C., a California professional corporation
PALM BEACH PROFESSIONAL GROUP, PROFESSIONAL CORPORATION, a Florida professional corporation
LAS VEGAS PROFESSIONAL GROUP – CALARCO, P.C., a Nevada professional corporation
GRAND PRAIRIE PROFESSIONAL GROUP, P.A., a Texas professional association
OXFORD PROFESSIONAL GROUP, P.C., a Mississippi professional corporation
PONTCHARTRAIN MEDICAL GROUP, A PROFESSIONAL CORPORATION, a Louisiana professional corporation

By:	/s/ Marc A. Calarco, D.O.
Name: Mark A. Calarco, D.O.
Title: Secretary

[Signature Page to Guarantee and Collateral Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Collateral Agent

By	/s/ Christopher Day
Name: Christopher Day
Title: Authorized Signatory

By	/s/ Tino Schaufelberger
Name: Tino Schaufelberger
Title: Authorized Signatory

[Signature Page to Guarantee and Collateral Agreement]

Exhibit A to

Guarantee and Collateral Agreement

FORM OF SECURITIES ACCOUNT CONTROL AGREEMENT

This Securities Account Control Agreement, dated as of [            ], 20[    ] (this “Agreement”), among [            ] (the “Debtor”), Credit Suisse AG, in its capacity as collateral agent (in such capacity, including any successor thereto, the “Collateral Agent”) for the Secured Parties under the Credit Agreement (as defined below) and [            ], in its capacity as a “securities intermediary” as defined in Section 8-102 of the UCC (in such capacity, the “Securities Intermediary”). Capitalized terms used but not defined herein shall have the meaning assigned to such terms in the Credit Agreement, dated as of June 30, 2017 (as may be amended, restated, replaced, refinanced, supplemented or otherwise modified from time to time, the “Credit Agreement”), among AAC HOLDINGS, INC., a Nevada corporation (the “Company”), the Lenders from time to time party thereto, and CREDIT SUISSE AG, as the Administrative Agent and as the Collateral Agent. All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect in the State of New York.

Section 1. Priority of Lien. Pursuant to that certain Guarantee and Collateral Agreement, dated as of June 30, 2017 (as amended, restated, replaced, supplemented or otherwise modified from time to time, the “Security Agreement”), among the Company, the other grantors party thereto and the Collateral Agent, the Debtor has granted a security interest in all of the Debtor’s rights in the Securities Account referred to in Section 2 to the Collateral Agent. The Collateral Agent, the Debtor and the Securities Intermediary are entering into this Agreement to perfect the Collateral Agent’s security interest in such Securities Account. The Securities Intermediary hereby acknowledges that it has received notice of the security interest of the Collateral Agent in such Securities Account and hereby acknowledges and consents to such lien.

Section 2. Establishment of Securities Account. The Securities Intermediary hereby confirms and agrees that:

(a) The Securities Intermediary has established account number [IDENTIFY ACCOUNT NUMBER] in the name “[IDENTIFY EXACT TITLE OF ACCOUNT]” (such account and any successor account, the “Securities Account”) and the Securities Intermediary shall not change the name or account number of the Securities Account or close the Securities Account without (i) the prior written consent of the Collateral Agent and (ii) prior to delivery pursuant to Section 9(a) of a Blocking Notice delivered by the Collateral Agent, in substantially the form set forth in Exhibit A (“Blocking Notice”), to the Debtor;

(b) All securities or other property underlying any financial assets credited to the Securities Account shall be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any financial asset credited to the Securities Account be registered in the name of the Debtor, payable to the order of the Debtor or specially indorsed to the Debtor except to the extent the foregoing have been specially indorsed to the Securities Intermediary or in blank;

Exhibit A-2

(c) All property delivered to the Securities Intermediary pursuant to the Security Agreement will be promptly credited to the Securities Account; and

(d) The Securities Account is a “securities account” within the meaning of Section 8-501 of the UCC.

Section 3. “Financial Assets” Election. The Securities Intermediary hereby agrees that each item of property (including, without limitation, any investment property, financial asset, security, instrument, general intangible or cash) credited to the Securities Account shall be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC.

Section 4. Control of the Securities Account. Notwithstanding anything to the contrary contained herein, if at any time upon the occurrence and during the continuance of an Event of Default, the Securities Intermediary shall receive any order from the Collateral Agent directing transfer or redemption of any financial asset relating to the Securities Account, the Securities Intermediary shall comply with such entitlement order without further consent by the Debtor or any other Person. The Securities Intermediary shall comply with entitlement orders from the Debtor directing transfer or redemption of any financial asset relating to the Securities Account until such time as the Securities Intermediary has received a Blocking Notice delivered pursuant to Section 9(a). Until such time as the Securities Intermediary has received a Blocking Notice delivered under Section 9(a), the Securities Intermediary shall be entitled to distribute to the Debtor all income on the financial assets in the Securities Account. If the Debtor is otherwise entitled to issue entitlement orders and such orders conflict with any entitlement order issued by the Collateral Agent, the Securities Intermediary shall follow the orders issued by the Collateral Agent.

Section 5. Subordination of Lien; Waiver of Set-Off. In the event that the Securities Intermediary has or subsequently obtains by agreement, by operation of law or otherwise a security interest in the Securities Account or any security entitlement credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Collateral Agent. The financial assets and other items deposited to the Securities Account will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any Person other than the Collateral Agent (except that the Securities Intermediary may set off (i) all amounts due to the Securities Intermediary in respect of customary fees and expenses for the routine maintenance and operation of the Securities Account and (ii) the face amount of any checks which have been credited to such Securities Account but are subsequently returned unpaid because of uncollected or insufficient funds).

Section 6. Choice of Law. This Agreement and the Securities Account shall each be governed by the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Securities Intermediary’s jurisdiction (within the meaning of Section 8-110 of the UCC) and the Securities Account (as well as the securities entitlements related thereto) shall be governed by the laws of the State of New York. The parties hereby agree that the law in force in the State of New York is applicable to all issues specified in Article 2(1) of the Hague Securities Convention.

Exhibit A-3

Section 7. Conflict with Other Agreements.

(a) In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail.

(b) No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto.

(c) The Securities Intermediary hereby confirms and agrees that:

(i) There are no other control agreements entered into between the Securities Intermediary and the Debtor with respect to the Securities Account;

(ii) It has not entered into, and until the termination of this Agreement, will not enter into, any agreement with any other Person relating to the Securities Account and/or any financial assets credited thereto pursuant to which it has agreed to comply with entitlement orders (as defined in Section 8-102(a)(8) of the UCC) of such other Person; and

(iii) It has not entered into, and until the termination of this Agreement, will not enter into, any agreement with the Debtor or either Collateral Agent purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as set forth in Section 4.

Section 8. Adverse Claims. Except for the claims and interest of the Collateral Agents and of the Debtor in the Securities Account, the Securities Intermediary does not know of any claim to, or interest in, the Securities Account or in any “financial asset” (as defined in Section 8-102(a) of the UCC) credited thereto. If any Person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Securities Account or in any financial asset carried therein, the Securities Intermediary will promptly notify in writing the Collateral Agent and the Debtor thereof.

Section 9. Maintenance of Securities Account. In addition to, and not in lieu of, the obligation of the Securities Intermediary to honor entitlement orders as agreed in Section 4, the Securities Intermediary agrees to maintain the Securities Account as follows:

(a) Blocking Notice. If at any time upon the occurrence and during the continuance of an Event of Default the Collateral Agent delivers to the Securities Intermediary a Blocking Notice in substantially the form set forth in Exhibit A, the Securities Intermediary agrees that after receipt of such notice, it will cease to follow any instruction with respect to the Securities Account from the Debtor.

Exhibit A-4

(b) Voting Rights. Until such time as the Securities Intermediary receives a Blocking Notice pursuant to Section 9(a), the Debtor shall direct the Securities Intermediary with respect to the voting of any financial assets credited to the Securities Account.

(c) Permitted Investments. Until such time as the Securities Intermediary receives a Blocking Notice signed by the Collateral Agent, the Debtor shall direct the Securities Intermediary with respect to the selection of investments to be made for the Securities Account.

(d) Statements and Confirmations. The Securities Intermediary will promptly send copies of all statements, confirmations and other correspondence concerning the Securities Account and/or any financial assets credited thereto simultaneously to each of the Debtor and the Collateral Agent at the address set forth in Section 13.

(e) Tax Reporting. All items of income, gain, expense and loss recognized in the Securities Account shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Debtor.

Section 10. Representations, Warranties and Covenants of the Securities Intermediary. The Securities Intermediary hereby makes the following representations, warranties and covenants:

(a) The Securities Intermediary has an office in the United States which is engaged in the business or other regular activity of maintaining securities accounts;

(a) The Securities Account has been established as set forth in Section 1 and will be maintained in the manner set forth herein until termination of this Agreement; and

(b) This Agreement is the valid and legally binding obligation of the Securities Intermediary enforceable against the Securities Intermediary in accordance with its terms.

Section 11. Indemnification of Securities Intermediary. The Debtor and the Collateral Agent hereby agree that (a) the Securities Intermediary is released from any and all liabilities to the Debtor and the Collateral Agent arising from the terms of this Agreement and the compliance in good faith of the Securities Intermediary with the terms hereof, except to the extent that such liabilities arise from the Securities Intermediary’s gross negligence, bad faith or willful misconduct and (b) the Debtor, its successors and assigns shall at all times indemnify and save harmless the Securities Intermediary from and against any and all losses, claims, damages, liabilities and related expenses, including reasonable documented counsel fees, charges and disbursements (other than the allocated costs of internal counsel) arising out of the terms of this Agreement or the compliance in good faith of the Securities Intermediary with the terms hereof; provided that such indemnity shall not be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted primarily from the gross negligence, bad faith or willful misconduct of the Securities Intermediary, until the termination of this Agreement.

Exhibit A-5

Section 12. Successors; Assignment. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors or heirs and personal representatives who obtain such rights solely by operation of law. The Collateral Agent may assign its rights hereunder only with the express written consent of the Securities Intermediary and by sending written notice of such assignment to the Debtor.

Section 13. Notices. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) Business Days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

Debtor:	[ ]
[Address]
Attention: [ ]
Telecopier: [ ]

with a copy to:

Attention: Chief Financial Officer
Telecopier: [ ]
Telephone No.: [ ] with a copy to:
[Counsel for Debtor]
[Address]
Attention: [ ]
Telecopier: [ ]
Telephone No.: [ ]

Collateral Agent:	CREDIT SUISSE AG
Eleven Madison Avenue, 9th Floor
New York, NY 10010
Attention: Loan Operations – Boutique Management
Tel: (212) 538-6106
Facsimile No.: (212) 325-8315
E-mail: list.ops-collateral@credit-suisse.com

Securities Intermediary:	[Address]
Attention: [ ]
Telecopier: [ ]

Any party may change its address for notices in the manner set forth above.

Exhibit A-6

Section 14. Termination. The obligations of the Securities Intermediary to the Collateral Agent pursuant to this Agreement shall continue in effect until the security interest of the Collateral Agent in the Securities Account has been terminated pursuant to the terms of the Security Agreement and the Collateral Agent has notified the Securities Intermediary of such termination in writing. The Collateral Agent agrees to provide a Notice of Termination in substantially the form of Exhibit B to the Securities Intermediary upon the termination of the Collateral Agent’s security interest in the Securities Account pursuant to the terms of the Security Agreement. The termination of this Agreement shall not terminate the Securities Account or alter the obligations of the Securities Intermediary to the Debtor pursuant to any other agreement with respect to the Securities Account.

Section 15. Modification. This Agreement shall only be modified or amended by written agreement of all of the parties hereto evidencing such modification or amendment.

Section 16. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile (or other electronic) transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

Exhibit A-7

IN WITNESS WHEREOF, the parties hereto have caused this Securities Account Control Agreement to be executed as of the date first above written by their respective officers thereunto duly authorized.

[DEBTOR]

By:
Name:
Title:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

[NAME OF SECURITIES INTERMEDIARY], as Securities Intermediary

By:
Name:
Title:

Exhibit A-8

Exhibit A to

Securities Account Control Agreement

CREDIT SUISSE AG

Eleven Madison Avenue

New York, New York 10010

[Date]

[Name and Address of Securities Intermediary]

Attention:

Re:	Blocking Notice

Ladies and Gentlemen:

As referenced in the Securities Account Control Agreement, dated as of [            ], 20[    ], among [NAME OF THE DEBTOR] (the “Debtor”), you and the undersigned (a copy of which is attached), we hereby give you notice of our sole control over securities account number [            ] (the “Securities Account”) and all financial assets credited thereto. You are hereby instructed not to accept any direction, instructions or entitlement orders with respect to the Securities Account or the financial assets credited thereto from any Person other than the undersigned, unless otherwise ordered by a court of competent jurisdiction.

You are instructed to deliver a copy of this notice by facsimile (or other electronic) transmission to the Debtor.

Very truly yours,

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

cc:	[NAME OF THE DEBTOR]

Exhibit 1 to Securities Account Control Agreement

Exhibit B to

Securities Account Control Agreement

CREDIT SUISSE AG

Eleven Madison Avenue

New York, New York 10010

[Date]

[Name and Address of Securities Intermediary]

Attention:

Re:	Termination of Securities Account Control Agreement

You are hereby notified that the Securities Account Control Agreement, dated as of [            ], 20[    ], among you, [NAME OF THE DEBTOR] and the undersigned (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to account number(s) [            ] from [NAME OF THE DEBTOR]. This notice terminates any obligations you may have to the undersigned with respect to such account, however nothing contained in this notice shall alter any obligations which you may otherwise owe to [NAME OF THE DEBTOR] pursuant to any other agreement.

You are instructed to deliver a copy of this notice by facsimile (or other electronic) transmission to the Debtor.

Very truly yours,

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

Exhibit B to Securities Account Control Agreement

Exhibit B to

Guarantee and Collateral Agreement

FORM OF DEPOSIT ACCOUNT CONTROL AGREEMENT

This Deposit Account Control Agreement, dated as of [            ], 20[    ] (this “Agreement”), among [            ] (the “Debtor”), Credit Suisse AG, in its capacity as collateral agent (in such capacity, including any successor thereto, the “Collateral Agent”) for the Secured Parties under the Credit Agreement (as defined below) and [            ], in its capacity as a “bank” as defined in Section 9-102 of the UCC (in such capacity, the “Financial Institution”). Capitalized terms used but not defined herein shall have the meaning assigned to such terms in the Credit Agreement, dated as of June 30, 2017 (as may be amended, restated, replaced, refinanced, supplemented or otherwise modified from time to time, the “Credit Agreement”), among AAC Holdings, Inc., a Nevada corporation (the “Company”), the Lenders from time to time party thereto, and CREDIT SUISSE AG, as the Administrative Agent and as the Collateral Agent. All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect in the State of New York.

Section 1. Priority of Lien. Pursuant to that certain Guarantee and Collateral Agreement, dated as of June 30, 2017 (as amended, restated, replaced, supplemented or otherwise modified from time to time, the “Security Agreement”), among the Company, the other grantors party thereto and the Collateral Agent, the Debtor has granted a security interest in all of the Debtor’s rights in the Deposit Account referred to in Section 2 to the Collateral Agent. The Collateral Agent, the Debtor and the Financial Institution are entering into this Agreement to perfect the Collateral Agent’s security interest in such Deposit Account. The Financial Institution hereby acknowledges that it has received notice of the security interest of the Collateral Agent in such Deposit Account and hereby acknowledges and consents to such lien.

Section 2. Establishment of Deposit Account. The Financial Institution hereby confirms and agrees that:

(a) The Financial Institution has established account number [IDENTIFY ACCOUNT NUMBER] in the name “[IDENTIFY EXACT TITLE OF ACCOUNT]” (such account and any successor account, the “Deposit Account”) and the Financial Institution shall not change the name or account number of the Deposit Account or close the Deposit Account without the prior written consent of (i) the Collateral Agent and (ii) prior to delivery pursuant to Section 8(a) of a Blocking Notice delivered by the Collateral Agent in substantially the form set forth in Exhibit A (“Blocking Notice”), the Debtor; and

(b) The Deposit Account is a “deposit account” within the meaning of Section 9-102(a)(29) of the UCC.

Exhibit B-1

Section 3. Control of the Deposit Account. Notwithstanding anything to the contrary contained herein, if at any time upon the occurrence and during the continuance of an Event of Default, the Financial Institution shall receive any instructions originated by the Collateral Agent directing the disposition of funds in the Deposit Account, the Financial Institution shall comply with such instructions without further consent by the Debtor or any other Person. The Financial Institution shall comply with instructions from the Debtor directing the disposition of funds in the Deposit Account until such time as the Financial Institution has received a Blocking Notice delivered pursuant to Section 8(a). If the Debtor is otherwise entitled to issue instructions directing the disposition of funds in the Deposit Account and such instructions conflict with any instructions issued by the Collateral Agent, the Financial Institution shall follow the instructions issued by the Collateral Agent.

Section 4. Subordination of Lien; Waiver of Set-Off. In the event that the Financial Institution has or subsequently obtains by agreement, by operation of law or otherwise a security interest in the Deposit Account or any funds credited thereto, the Financial Institution hereby agrees that such security interest shall be subordinate to the security interest of the Collateral Agent. Money and other items credited to the Deposit Account will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any Person other than the Collateral Agent (except that the Financial Institution may set off (i) all amounts due to the Financial Institution in respect of customary fees and expenses for the routine maintenance and operation of the Deposit Account and (ii) the face amount of any checks which have been credited to such Deposit Account but are subsequently returned unpaid because of uncollected or insufficient funds).

Section 5. Choice of Law. This Agreement and the Deposit Account shall each be governed by the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Financial Institution’s jurisdiction (within the meaning of Section 9-304 of the UCC) and the Deposit Account shall be governed by the laws of the State of New York.

Section 6. Conflict with Other Agreements.

(a) In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail.

(b) No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto.

(c) The Financial Institution hereby confirms and agrees that:

(i) There are no other agreements entered into between the Financial Institution and the Debtor with respect to the Deposit Account;

Exhibit B-2

(ii) It has not entered into, and until the termination of this Agreement, will not enter into, any agreement with any other Person relating the Deposit Account and/or any funds credited thereto pursuant to which it has agreed to comply with instructions originated by such Person as contemplated by Section 9-104 of the UCC; and

(iii) It has not entered into, and until the termination of this Agreement, will not enter into, any agreement with the Debtor or the Collateral Agent purporting to limit or condition the obligation of the Financial Institution to comply with instructions orders as set forth in Section 3.

Section 7. Adverse Claims. Except for the lien, claim, interest and encumbrance of the Collateral Agent in the Deposit Account, the Financial Institution does not know of any other liens, claims, interests or encumbrances in, the Deposit Account or in any “funds” (as defined in Section 9-104 of the UCC) credited thereto. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Deposit Account, the Financial Institution will promptly notify in writing the Collateral Agent and the Debtor thereof.

Section 8. Maintenance of Deposit Account. In addition to, and not in lieu of, the obligation of the Financial Institution to honor instructions as set forth in Section 3, the Financial Institution agrees to maintain the Deposit Account as follows:

(a) Blocking Notice. If at any time upon the occurrence and during the continuance of an Event of Default, the Collateral Agent delivers to the Financial Institution a Blocking Notice in substantially the form set forth in Exhibit A, the Financial Institution agrees that after receipt of such notice, it will cease to follow any instruction with respect to the Deposit Account from the Debtor.

(b) Withdrawal Requests. Until such time as the Financial Institution receives a Blocking Notice pursuant to Section 8(a), the Debtor may request withdrawal of, or transfer of, funds or property from the Deposit Account.

(b) Statements and Confirmations. The Financial Institution will promptly send copies of all statements, confirmations and other correspondence concerning the Deposit Account simultaneously to each of the Debtor and the Collateral Agent at the address for each set forth in Section 11.

(b) Tax Reporting. All interest, if any, relating to the Deposit Account, shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Debtor.

Section 9. Representations, Warranties and Covenants of the Financial Institution. The Financial Institution hereby makes the following representations, warranties and covenants:

(a) The Deposit Account has been established as set forth in Section 1 and will be maintained in the manner set forth herein until termination of this Agreement; and

Exhibit B-3

(b) This Agreement is the valid and legally binding obligation of the Financial Institution enforceable against the Securities Intermediary in accordance with its terms.

Section 10. Indemnification of Financial Institution. The Debtor and the Collateral Agent hereby agree that (a) the Financial Institution is released from any and all liabilities to the Debtor and the Collateral Agent arising from the terms of this Agreement and the compliance in good faith of the Financial Institution with the terms hereof, except to the extent that such liabilities arise from the Financial Institution’s gross negligence, bad faith or willful misconduct and (b) the Debtor, its successors and assigns shall at all times indemnify and save harmless the Financial Institution from and against any and all losses, claims, damages, liabilities and related expenses, including reasonable documented counsel fees, charges and disbursements (other than the allocated costs of internal counsel) arising out of the terms of this Agreement or the compliance in good faith of the Financial Institution with the terms hereof; provided that such indemnity shall not be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted primarily from the gross negligence, bad faith or willful misconduct of the Financial Institution, until the termination of this Agreement.

Section 11. Successors; Assignment. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors or heirs and personal representatives who obtain such rights solely by operation of law. The Collateral Agent may assign its rights hereunder only with the express written consent of the Financial Institution and by sending written notice of such assignment to the Debtor.

Section 12. Notices. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) Business Days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

Debtor:	[ ]
[Address]
Attention: [ ]
Telecopier: [ ]

with a copy to:

Attention: Chief Financial Officer
Telecopier: [ ]
Telephone No.: [ ]

Exhibit B-4

with a copy to:

[Counsel for Debtor]
[Address]
Attention: [ ]
Telecopier: [ ]
Telephone No.: [ ]

Collateral Agent:	CREDIT SUISSE AG
Eleven Madison Avenue, 9th Floor
New York, NY 10010
Attention: Loan Operations – Boutique Management
Tel: (212) 538-6106
Facsimile No.: (212) 325-8315
E-mail: list.ops-collateral@credit-suisse.com

Financial Institution:	[Address]
Attention: [ ]
Telecopier: [ ]

Any party may change its address for notices in the manner set forth above.

Section 13. Termination. The obligations of the Financial Institution to the Collateral Agent pursuant to this Agreement shall continue in effect until the security interest of the Collateral Agent in the Deposit Account has been terminated pursuant to the terms of the Security Agreement and the Collateral Agent has notified the Financial Institution of such termination in writing. The Collateral Agent agrees to provide Notice of Termination in substantially the form of Exhibit B to the Financial Institution upon the termination of the Collateral Agent’s security interest in the Deposit Account pursuant to the terms of the Security Agreement. The termination of this Agreement shall not terminate the Deposit Account or alter the obligations of the Financial Institution to the Debtor pursuant to any other agreement with respect to the Deposit Account.

Section 14. Modification. This Agreement shall only be modified or amended by written agreement of all of the parties hereto evidencing such modification or amendment.

Section 15. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile (or other electronic) transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

Exhibit B-5

IN WITNESS WHEREOF, the parties hereto have caused this Deposit Account Control Agreement to be executed as of the date first above written by their respective officers thereunto duly authorized.

[DEBTOR]

By:
Name:
Title:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

[NAME OF FINANCIAL INSTITUTION], as Financial Institution

By:
Name:
Title:

Exhibit B-6

Exhibit A to

Deposit Account Control Agreement

CREDIT SUISSE AG

Eleven Madison Avenue

New York, New York 10010

[Date]

[Name and Address of Financial Institution]

Attention:

Re:	Blocking Notice

Ladies and Gentlemen:

As referenced in the Deposit Account Control Agreement, dated as of [            ], 20[    ], among [NAME OF THE DEBTOR] (the “Debtor”), you and the undersigned (a copy of which is attached), we hereby give you notice of our sole control over deposit account number [            ] (the “Deposit Account”) and all funds deposited therein and financial assets credited thereto. You are hereby instructed not to accept any direction, instructions or entitlement orders with respect to the Deposit Account or the funds deposited therein or financial assets credited thereto from any Person other than the undersigned, unless otherwise ordered by a court of competent jurisdiction.

You are instructed to deliver a copy of this notice by facsimile (or other electronic) transmission to the Debtor.

Very truly yours,

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

cc: [NAME OF THE DEBTOR]

Exhibit A to Deposit Account Control Agreement

Exhibit B to

Deposit Account Control Agreement

CREDIT SUISSE AG

Eleven Madison Avenue

New York, New York 10010

[Date]

[Name and Address of Financial Institution]

Attention:

Re:	Termination of Deposit Account Control Agreement

You are hereby notified that the Deposit Account Control Agreement, dated as of [            ], 20[    ], among [NAME OF THE DEBTOR], you and the undersigned (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to account number(s) [            ] from [NAME OF THE DEBTOR]. This notice terminates any obligations you may have to the undersigned with respect to such account, however nothing contained in this notice shall alter any obligations which you may otherwise owe to [NAME OF THE DEBTOR] pursuant to any other agreement.

You are instructed to deliver a copy of this notice by facsimile (or other electronic) transmission to the Debtor.

Very truly yours,

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

Exhibit B to Deposit Account Control Agreement

Exhibit C

to Guarantee and Collateral Agreement

This TRADEMARK SECURITY AGREEMENT, dated as of June 30, 2017 (as it may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), is made by the entities identified as grantors on the signature pages hereto (collectively, the “Grantors”) in favor of CREDIT SUISSE AG, as collateral agent for the Secured Parties (in such capacity, together with its successors and permitted assigns, the “Collateral Agent”).

WHEREAS, the Grantors are party to a Guarantee and Collateral Agreement, dated as of June 30, 2017 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”), between each of the Grantors and the other grantors party thereto and the Collateral Agent pursuant to which the Grantors granted a security interest to the Collateral Agent in the Trademark Collateral (as defined below) and are required to execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantors hereby agree with the Collateral Agent as follows:

SECTION 1. DEFINED TERMS

Unless otherwise defined herein, terms defined in the Guarantee and Collateral Agreement and used herein have the meaning given to them in the Guarantee and Collateral Agreement.

SECTION 2. GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL

SECTION 2.1 Grant of Security. Each Grantor hereby pledges, assigns, transfers and grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in all of the following property, in each case, wherever located and now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Trademark Collateral”) as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor’s Obligations:

(a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress, service marks, certification marks, collective marks, logos, designs and other source or business identifiers, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country, union of countries, or any political subdivision of any of the foregoing, or otherwise, and all common-law rights related thereto, including any of the foregoing listed in Schedule A, (ii) the right to, and to obtain, all renewals thereof, (iii) the goodwill

Exhibit C-1

of the business connected with the use of and symbolized by the foregoing, (iv) general intangibles of a like nature, (v) the right to sue or otherwise recover for past, present and future infringement, dilution or other violation of any of the foregoing or for any injury to goodwill, and all Proceeds of the foregoing, including license fees, royalties, income, payments, claims, damages and proceeds of suit, and (vi) all other rights accruing thereunder or pertaining thereto throughout the world (collectively, “Trademarks”); and

(b) all agreements, licenses and covenants providing for the granting of any right in or to any Trademark, or otherwise providing for a covenant not to sue for infringement, dilution or other violation of any Trademark (collectively, “Trademark Agreements”).

SECTION 2.2 Certain Limited Exclusions. Notwithstanding anything herein to the contrary, in no event shall the Trademark Collateral include or the security interest granted under Section 2.1 hereof attach to any “intent-to-use” application for registration of a Trademark filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, prior to the filing of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto, solely to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of any registration that issues from such intent-to-use application under applicable federal law.

SECTION 3. Guarantee and collateral Agreement

The security interest granted pursuant to this Agreement is granted in conjunction with the security interest granted to the Collateral Agent for the Secured Parties pursuant to the Guarantee and Collateral Agreement, and the Grantors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Guarantee and Collateral Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Agreement is deemed to conflict with the Guarantee and Collateral Agreement, the provisions of the Guarantee and Collateral Agreement shall control.

SECTION 4. Governing Law

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ALL CLAIMS AND CONTROVERSIES ARISING OUT OF THE SUBJECT MATTER HEREOF WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF ANY OTHER LAW (OTHER THAN ANY MANDATORY PROVISIONS OF LAW RELATING TO

Exhibit C-2

THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST).

SECTION 5. Counterparts

This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

[Remainder of page intentionally left blank]

Exhibit C-3

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF GRANTOR]

By:

Name:
Title:

Exhibit C-4

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Collateral Agent

By:

Name:
Title:

By:

Name:
Title:

Exhibit C-5

SCHEDULE A

to

TRADEMARK SECURITY AGREEMENT

TRADEMARK REGISTRATIONS AND APPLICATIONS

Mark	Serial No.	Filing Date	Registration No.	Registration Date

TRADEMARK AGREEMENTS

Exhibit C-6

Exhibit D

to Guarantee and Collateral Agreement

FORM OF PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT, dated as of [                    ], 20[        ] (as it may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), is made by the entities identified as grantors on the signature pages hereto (collectively, the “Grantors”) in favor of CREDIT SUISSE AG, as collateral agent for the Secured Parties (in such capacity, together with its successors and permitted assigns, the “Collateral Agent”).

WHEREAS, the Grantors are party to a Guarantee and Collateral Agreement, dated as of June 30, 2017 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”), between each of the Grantors and the other grantors party thereto and the Collateral Agent pursuant to which the Grantors granted a security interest to the Collateral Agent in the Patent Collateral (as defined below) and are required to execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantors hereby agree with the Collateral Agent as follows:

SECTION. 1. DEFINED TERMS

Unless otherwise defined herein, terms defined in the Guarantee and Collateral Agreement and used herein have the meaning given to them in the Guarantee and Collateral Agreement.

SECTION 2. GRANT OF SECURITY INTEREST

Each Grantor hereby pledges, assigns, transfers and grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in all of the following property, in each case, wherever located and now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Patent Collateral”) as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor’s Obligations:

(a) all letters of patent of the United States, any other country, union of countries or any political subdivision of any of the foregoing, all reexaminations, reissues and extensions thereof, including any of the foregoing listed in Schedule A, (ii) all applications for letters of patent of the United States or any other country or union of countries or any political subdivision of any of the foregoing and all divisionals, continuations and continuations-in-part thereof, including any of the foregoing listed in Schedule A, (iii) all rights to, and to obtain, any reissues or extensions of the foregoing, (iv) all Proceeds of the foregoing, including license fees, royalties, income, payments, claims, damages and proceeds of suit

Exhibit D-1

now or hereafter due and/or payable with respect thereto, (v) the right to sue or otherwise recover for any past, present and future infringement or other violation thereof, and (vi) all other rights accruing thereunder or pertaining thereto throughout the world (collectively, “Patents”); and

(b) all agreements, licenses and covenants providing for the granting of any right in or to any Patent, or otherwise providing for a covenant not to sue for infringement or other violation of any Patent, including those in which a Grantor is a licensor or licensee thereunder (collectively, “Patent Agreements”).

SECTION 3. GUARANTEE AND COLLATERAL AGREEMENT

The security interest granted pursuant to this Agreement is granted in conjunction with the security interest granted to the Collateral Agent for the Secured Parties pursuant to the Guarantee and Collateral Agreement, and the Grantors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Guarantee and Collateral Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Agreement is deemed to conflict with the Guarantee and Collateral Agreement, the provisions of the Guarantee and Collateral Agreement shall control.

SECTION 4. Governing Law

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ALL CLAIMS AND CONTROVERSIES ARISING OUT OF THE SUBJECT MATTER HEREOF WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF ANY OTHER LAW (OTHER THAN ANY MANDATORY PROVISIONS OF LAW RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST).

SECTION 5. Counterparts

This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

[Remainder of page intentionally left blank]

EXHIBIT D-2

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF GRANTOR]

By:

Name:
Title:

EXHIBIT D-3

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

EXHIBIT D-4

SCHEDULE A

to

PATENT SECURITY AGREEMENT

PATENTS AND PATENT APPLICATIONS

Title	Application No.	Filing Date	Patent No.	Issue Date

PATENT AGREEMENTS

EXHIBIT D-5

Exhibit E

to Guarantee and Collateral Agreement

FORM OF COPYRIGHT SECURITY AGREEMENT

This COPYRIGHT SECURITY AGREEMENT, dated as of [                    ], 20[        ] (as it may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), is made by the entities identified as grantors on the signature pages hereto (collectively, the “Grantors”) in favor of CREDIT SUISSE AG, as collateral agent for the Secured Parties (in such capacity, together with its successors and permitted assigns, the “Collateral Agent”).

WHEREAS, the Grantors are party to a Guarantee and Collateral Agreement, dated as of June 30, 2017 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”), between each of the Grantors and the other grantors party thereto and the Collateral Agent pursuant to which the Grantors granted a security interest to the Collateral Agent in the Copyright Collateral (as defined below) and are required to execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantors hereby agree with the Collateral Agent as follows:

SECTION 1. Defined Terms

Unless otherwise defined herein, terms defined in the Guarantee and Collateral Agreement and used herein have the meaning given to them in the Guarantee and Collateral Agreement.

SECTION 2. Grant of Security Interest

Each Grantor hereby pledges, assigns, transfers and grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in all of the following property, in each case, wherever located and now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Copyright Collateral”) as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor’s Obligations:

(a) all copyrights arising under the laws of the United States, any other country, or union of countries, or any political subdivision of any of the foregoing, whether registered or unregistered and whether published or unpublished (including the registered copyrights and applications listed in Schedule A), all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office, (ii) the right to, and to obtain, all extensions and renewals thereof, and the right to sue or otherwise recover for past, present and future infringements or other violations of any of the foregoing and (iii) all Proceeds of the foregoing, including license fees, royalties, income, payments, claims, damages, and proceeds of suit, and (iv) all other rights accruing thereunder or pertaining thereto throughout the world (collectively, “Copyrights”); and

Exhibit E-1

(b) any and all agreements, licenses and covenants providing for the granting of any exclusive right to such Grantor in or to any registered Copyright and the right to sue or otherwise recover for past, present and future infringement or other violation or impairment thereof, including the right to receive all Proceeds therefrom, including without limitation license fees, royalties, income, payments, claims, damages and proceeds of suit, now or hereafter due and/or payable with respect thereto (collectively, “Copyright Agreements”).

SECTION 3. guarantee and collateral Agreement

The security interest granted pursuant to this Agreement is granted in conjunction with the security interest granted to the Collateral Agent for the Secured Parties pursuant to the Guarantee and Collateral Agreement, and the Grantors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Guarantee and Collateral Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Agreement is deemed to conflict with the Guarantee and Collateral Agreement, the provisions of the Guarantee and Collateral Agreement shall control.

SECTION 4. Governing Law

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ALL CLAIMS AND CONTROVERSIES ARISING OUT OF THE SUBJECT MATTER HEREOF WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF ANY OTHER LAW (OTHER THAN ANY MANDATORY PROVISIONS OF LAW RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST).

SECTION 5. Counterparts

This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

[Remainder of page intentionally left blank]

Exhibit E-2

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF GRANTOR]

By:
Name:
Title:

Exhibit E-3

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

Exhibit E-4

SCHEDULE A

to

COPYRIGHT SECURITY AGREEMENT

COPYRIGHT REGISTRATIONS AND APPLICATIONS

Title	Application No.	Filing Date	Registration No.	Registration Date

COPYRIGHT AGREEMENTS

Description of Copyright License	Name of Licensor	Registration Number of underlying Copyright

Exhibit E-5

Exhibit F to

First Lien Guarantee and Collateral Agreement

UNCERTIFICATED SECURITIES CONTROL AGREEMENT

This Uncertificated Securities Control Agreement dated as of [                ], 20[        ] (this “Control Agreement”) among [                ], a [                ] (the “Pledgor”), CREDIT SUISSE AG, in its capacity as collateral agent (in such capacity, including any successor thereto, the “Collateral Agent”) for the Secured Parties and [                ], a [                ] (the “Issuer”). Capitalized terms used but not defined herein shall have the meaning assigned to such terms in the Credit Agreement, dated as of June 30, 2017 (as may be amended, restated, replaced, refinanced, supplemented or otherwise modified from time to time, the “Credit Agreement”), among AAC HOLDINGS, INC., a Nevada corporation, the Lenders from time to time party thereto, and CREDIT SUISSE AG, as the Administrative Agent and as the Collateral Agent. All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect in the State of New York.

Section 1. Registered Ownership of Securities. The Issuer hereby confirms and agrees that as of the date hereof the Pledgor is the registered owner of [                ] of the Issuer (the “Pledged Securities”) and the Issuer shall not change the registered owner of the Pledged Securities without the prior written consent of the Collateral Agent.

Section 2. Instructions. If at any time upon the occurrence and during the continuance of an Event of Default the Issuer shall receive instructions originated by the Collateral Agent relating to the Pledged Securities, the Issuer shall comply with such instructions without further consent by the Pledgor or any other Person.

Section 3. Additional Representations and Warranties of the Issuer. The Issuer hereby represents and warrants to the Collateral Agent:

(a) It has not entered into, and until the termination of this Control Agreement will not enter into, any agreement with any other person relating the Pledged Securities pursuant to which it has agreed to comply with instructions issued by such other person; and

(b) It has not entered into, and until the termination of this Control Agreement will not enter into, any agreement with the Pledgor or the Collateral Agent purporting to limit or condition the obligation of the Issuer to comply with Instructions as set forth in Section 2 hereof.

(c) Except for the claims and interest of the Collateral Agent and of the Pledgor in the Pledged Securities, the Issuer does not know of any claim to, or interest in, the Pledged Securities. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Pledged Securities, the Issuer will promptly notify the Collateral Agent and the Pledgor thereof.

(d) This Control Agreement is the valid and legally binding obligation of the Issuer.

Exhibit F-1

Section 4. Choice of Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

Section 5. Conflict with Other Agreements. In the event of any conflict between this Control Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Control Agreement shall prevail. No amendment or modification of this Control Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto.

Section 6. Voting Rights. Until such time as the Collateral Agent shall otherwise instruct the Issuer in writing, the Pledgor shall have the right to vote the Pledged Securities.

Section 7. Successors; Assignment. The terms of this Control Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives who obtain such rights solely by operation of law. The Collateral Agent may assign its rights hereunder only with the express written consent of the Issuer and by sending written notice of such assignment to the Pledgor.

Section 8. Indemnification of Issuer. The Pledgor and the Collateral Agent hereby agree that (a) the Issuer is released from any and all liabilities to the Pledgor and the Collateral Agent arising from the terms of this Control Agreement and the compliance in good faith of the Issuer with the terms hereof, except to the extent that such liabilities arise from the Issuer’s gross negligence, bad faith or willful misconduct and (b) the Pledgor, its successors and assigns shall at all times indemnify and save harmless the Issuer from and against any and all losses, claims, damages, liabilities and related expenses, including reasonable documented counsel fees, charges and disbursements (other than the allocated costs of internal counsel) arising out of the terms of this Control Agreement or the compliance in good faith of the Issuer with the terms hereof; provided that such indemnity shall not be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted primarily from the gross negligence, bad faith or willful misconduct of the Issuer, until the termination of this Control Agreement.

Section 9. Notices. Any notice, request or other communication required or permitted to be given under this Control Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

Pledgor:	[ ]
[ ]
Attention: [ ]
Telecopier: [ ]

Collateral Agent:	CREDIT SUISSE AG

Exhibit F-2

Eleven Madison Avenue, 9th Floor
New York, NY 10010
Attention: Loan Operations – Boutique Management
Tel: (212) 538-6106
Facsimile No.: (212) 325-8315
E-mail: list.ops-collateral@credit-suisse.com

Issuer:	[ ]
[ ]
Attention: [ ]
Telecopier: [ ]

Any party may change its address for notices in the manner set forth above.

Section 10. Termination. The obligations of the Issuer to the Collateral Agent pursuant to this Control Agreement shall continue in effect until the security interests of the Collateral Agent in the Pledged Securities have been terminated pursuant to the terms of the Guarantee and Collateral Agreement and the Collateral Agent has notified the Issuer of such termination in writing. The Collateral Agent agrees to provide Notice of Termination in substantially the form of Exhibit A hereto to the Issuer upon the termination of the Collateral Agent’s security interest in the Pledged Securities pursuant to the terms of the Guarantee and Collateral Agreement. The termination of this Control Agreement shall not terminate the Pledged Securities or alter the obligations of the Issuer to the Pledgor pursuant to any other agreement with respect to the Pledged Securities.

Section 11. Counterparts. This Control Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Control Agreement by facsimile (or other electronic) transmission shall be as effective as delivery of a manually signed counterpart of this Control Agreement.

[ ],
as Pledgor

By:
Name:
Title:

Exhibit F-3

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Collateral Agent

By:
Name:
Title:

By:
Name:
Title

[ ], as Issuer

By:
Name:
Title:

Exhibit F-4

Exhibit A to

Uncertificated Securities Control Agreement

CREDIT SUISSE AG

Eleven Madison Avenue

New York, New York 10010

[Date]

[Name and Address of Issuer]

Attention:

Re:	Termination of Control Agreement

Ladies and Gentlemen:

You are hereby notified that the Uncertificated Securities Control Agreement, dated as of [    ], 201[    ] (the “Control Agreement”) among you, [                ] (the “Pledgor”) and the undersigned (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to the Control Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to Pledged Securities (as defined in the Control Agreement) from the Pledgor. This notice terminates any obligations you may have to the undersigned with respect to the Pledged Securities, however nothing contained in this notice shall alter any obligations which you may otherwise owe to the Pledgor pursuant to any other agreement.

You are instructed to deliver a copy of this notice by facsimile (or other electronic) transmission to the Pledgor.

Very truly yours,
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

Exhibit A to Unceritficated Securities Collateral Agreement

Annex 1 to

Guarantee and Collateral Agreement

ASSUMPTION AGREEMENT dated as of [                ], 20[        ] (this “Assumption Agreement”), made by [                ], a [                ] (the “Additional Grantor”), in favor of Credit Suisse AG, as collateral agent (in such capacity, including any successor thereto, the “Collateral Agent”) for the Secured Parties (as defined in the Guarantee and Collateral Agreement (as hereinafter defined)). Capitalized terms not defined herein shall have the meaning assigned to such terms in such Credit Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, AAC Holdings, Inc., a Nevada corporation (the “Company”), the Lenders from time to time party thereto, and Credit Suisse AG, as the Administrative Agent and as Collateral Agent have entered into that certain Credit Agreement, dated as of June 30, 2017 (as may be amended, restated, replaced, refinanced, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, the Company and certain Subsidiaries of the Company (other than the Additional Grantor) have entered into the Guarantee and Collateral Agreement, dated as of June 30, 2017 (as amended, restated, replaced, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”), in favor of the Collateral Agent for the benefit of the Secured Parties;

WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement; and

WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

NOW, THEREFORE, IT IS AGREED:

1. Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 8.13 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1 is hereby added to the information set forth in Schedules [            ]1 to the Guarantee and Collateral Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

[1]	Refer to each Schedule which needs to be supplemented.

Exhibit A to Unceritficated Securities Collateral Agreement

2. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered by its authorized officer as of the date first above written.

[NAME OF GRANTOR]

By:
Name:
Title:

Exhibit A to Unceritficated Securities Collateral Agreement